UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-04254

Legg Mason Partners Income Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: May 31

Date of reporting period: May 31, 2021

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	May 31, 2021

WESTERN ASSET

ULTRA-SHORT INCOME FUND

The Fund intends to no longer mail paper copies of the Fund’s shareholder reports like this one, unless you specifically request paper copies of the reports from the Fund or from your Service Agent or financial intermediary (such as a broker-dealer or bank). Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically (“e-delivery”), you will not be affected by this change and you need not take any action. If you have not already elected e-delivery, you may elect to receive shareholder reports and other communications from the Fund electronically by contacting your Service Agent or, if you are a direct shareholder with the Fund, by calling 1-877-721-1926.

You may elect to receive all future reports in paper free of charge. If you invest through a Service Agent, you can contact your Service Agent to request that you continue to receive paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account at that Service Agent. If you are a direct shareholder with the Fund, you can call the Fund at 1-877-721-1926, or write to the Fund by regular mail at Legg Mason Funds, P.O. Box 9699, Providence, RI 02940-9699 or by express, certified or registered mail to Legg Mason Funds, 4400 Computer Drive, Westborough, MA 01581 to let the Fund know you wish to continue receiving paper copies of your shareholder reports. That election will apply to all Legg Mason Funds held in your account held directly with the fund complex.

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks current income and capital preservation while maintaining liquidity.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Ultra-Short Income Fund for the twelve-month reporting period ended May 31, 2021. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.leggmason.com. Here you can gain immediate access to market and investment information, including:

•	Fund prices and performance,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Jane Trust, CFA

President and Chief Executive Officer

June 30, 2021

II	Western Asset Ultra-Short Income Fund

Fund overview

Q. What is the Fund’s investment strategy?

A. The Fund’s investment objective is to seek current income and capital preservation while maintaining liquidity. In seeking to achieve its investment objective, the Fund, under normal circumstances, invests its assets in debt obligations, other fixed income securities and related investments. The Fund may invest in all types of U.S. dollar denominated short-term debt instruments, including bank obligations, commercial paper and asset-backed securities (“ABS”), mortgage-backed securities (“MBS”) (including U.S. government and privately issued MBS, collateralized mortgage obligations and mortgage-related derivative securities), U.S. government agency or instrumentality securities, corporate loans, corporate debt securities, structured instruments and repurchase agreements.

Although the Fund may invest in securities of any maturity, the Fund will normally maintain a dollar-weighted average effective durationi, as estimated by Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, of less than or equal to one year. The Fund focuses on investment grade bonds (that is, securities rated in the Baa/BBB categories or above or, if unrated, determined to be of comparable quality by Western Asset), but may invest up to 10% of its assets in below investment grade bonds. Securities rated below investment grade are commonly known as “junk” or “high yield” bonds. The Fund may invest up to 10% of its assets, in U.S. dollar denominated securities of foreign issuers, including MBS and ABS issued by foreign entities.

Instead of, and/or in addition to, investing directly in particular securities, the Fund may use instruments such as derivatives, including options and futures contracts and other synthetic instruments that are intended to provide economic exposure to the securities or issuer or to be used as a hedging technique. The Fund may use one or more types of these instruments without limit. The Fund may also engage in a variety of transactions using derivatives in order to change the investment characteristics of its portfolio (such as shortening or lengthening the durationii), and for other purposes. The Fund may borrow money to buy additional securities or for other purposes.

At Western Asset, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sector specialists. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets experienced periods of elevated volatility and, overall, modestly declined over the twelve-month reporting period ended May 31, 2021. Volatility was driven by a number of factors, including risk aversion as the COVID-19 pandemic escalated, sharply falling global growth, nascent inflation concerns, and a number of geopolitical events. Most spread sectors (non-Treasuries) outperformed similar duration Treasuries, especially as the reporting period progressed. This was driven by continued monetary policy accommodation

Western Asset Ultra-Short Income Fund 2021 Annual Report	1

Fund overview (cont’d)

from the Federal Reserve Board (the “Fed”)iii, prospects for increased fiscal spending under a Democrat-controlled U.S. federal government and the rollout of several COVID-19 vaccines which triggered increased investor risk appetite.

Short-term U.S. Treasury yields edged lower, as the Fed held the federal funds rateiv in a range between 0.00% and 0.25%. The yield for the two-year Treasury note began the reporting period at 0.16% and ended the period at 0.14%. The low of 0.09% occurred on February 5, 2021 and the high of 0.22% took place on June 5 and June 8, 2020. In contrast, long-term U.S. Treasury yields moved sharply higher, as positive economic data and a fiscal relief bill contributed to inflationary concerns and fears that the Fed may remove its monetary policy accommodations sooner than previously anticipated. The yield for the ten-year Treasury note began the reporting period at 0.65%. The low of 0.52% occurred on August 4, 2020, and the high of 1.74% took place on March 19 and March 31, 2021. The ten-year Treasury yield then ended the period at 1.58%. All told, the Bloomberg Barclays U.S. Aggregate Indexv returned -0.40% for the twelve months ended May 31, 2021.

Q. How did we respond to these changing market conditions?

A. A number of adjustments were made to the Fund during the reporting period. We increased the Fund’s allocations to the U.S. Treasuries, agency securities, agency MBS and bank loans. In contrast, we reduced the Fund’s overweight exposures to investment-grade corporate bonds and structured products, including non-agency residential mortgage-backed securities (“RMBS”), ABS, collateralized loan obligations (“CLOs”) and commercial mortgage-backed securities (“CMBS”).

During the reporting period, U.S. Treasury futures, options and interest rate swaps, Eurodollar and Fed Funds futures were used to manage the Fund’s duration and yield curvevi exposure. In aggregate, they contributed to performance.

Performance review

For the twelve months ended May 31, 2021, Class A shares of Western Asset Ultra-Short Income Fund, excluding sales charges, returned 3.21%. The Fund’s unmanaged benchmark, the ICE BofA 3-month U.S. Treasury Bill Indexvii returned 0.11% for the same period. The Lipper Short Investment Grade Debt Funds Category Averageviii returned 3.76% over the same time frame.

2	Western Asset Ultra-Short Income Fund 2021 Annual Report

Performance Snapshot as of May 31, 2021 (unaudited)
(excluding sales charges)	6 months	12 months
Western Asset Ultra-Short Income Fund:
Class A	0.55%	3.21%
Class C	0.17%	2.39%
Class C1[1]	0.19%	2.39%
Class I	0.69%	3.50%
Class IS	0.70%	3.52%
ICE BofA 3-Month U.S. Treasury Bill Index	0.04%	0.11%
Lipper Short Investment Grade Debt Funds Category Average	0.87%	3.76%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value, investment returns and yields will fluctuate and investors’ shares, when redeemed, may be worth more or less than their original cost. To obtain performance data current to the most recent month-end, please visit our website at www.leggmason.com/mutualfunds.

All share class returns assume the reinvestment of all distributions, including returns of capital, if any, at net asset value and the deduction of all Fund expenses. Returns have not been adjusted to include sales charges that may apply or the deduction of taxes that a shareholder would pay on Fund distributions. If sales charges were reflected, the performance quoted would be lower. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower.

The 30-Day SEC Yields for the period ended May 31, 2021 for Class A, Class C, Class C1, Class I and Class IS shares were 0.23%, -0.46%, -0.38%, 0.52% and 0.52%, respectively. Absent fee waivers and/or expense reimbursements, the 30-Day SEC Yields for Class A, Class C, Class C1, Class I and Class IS shares would have been 0.21%, -0.48%, -0.41%, 0.50% and 0.50%, respectively. The 30-Day SEC Yield, calculated pursuant to the standard SEC formula, is based on the Fund’s investments over an annualized trailing 30-day period, and not on the distributions paid by the Fund, which may differ.

Total Annual Operating Expenses (unaudited)

As of the Fund’s current prospectus dated September 30, 2020, the gross total annual fund operating expense ratios for Class A, Class C, Class C1, Class I and Class IS shares were 0.74%, 1.51%, 1.37%, 0.52% and 0.44%, respectively.

Actual expenses may be higher. For example, expenses may be higher than those shown if average net assets decrease. Net assets are more likely to decrease and Fund expense ratios are more likely to increase when markets are volatile.

[1]

Class C1 shares are not available for purchase by new or existing investors (except for certain retirement plan programs authorized by the Fund’s distributor). Class C1 shares continue to be available for dividend reinvestment and incoming exchanges.

Western Asset Ultra-Short Income Fund 2021 Annual Report	3

Fund overview (cont’d)

As a result of expense limitation arrangements, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets will not exceed 0.65% for Class A shares, 1.63% for Class C shares, 1.38% for Class C1 shares, 0.38% for Class I shares and 0.35% for Class IS shares. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares. Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense limitation (“expense cap”) for Class A, Class I and Class IS shares as a result of acquired fund fees and expenses. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. This management fee waiver is not subject to the recapture provision discussed below.

The manager is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense cap in effect at the time the fees were earned or the expenses incurred. In no case will the manager recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its structured product exposure. In particular, overweights to ABS, non-agency RMBS and CMBS were additive for returns as their spreads narrowed.

The Fund’s overweights to investment-grade and high-yield corporate bonds were additive for performance. Their spreads narrowed given improving economic conditions and rising corporate earnings, coupled with generally solid demand.

Q. What were the leading detractors from performance?

A. The Fund significantly outperformed its benchmark during the reporting period. Yield curve positioning was the largest detractor from performance as the curve steepened. An allocation to Treasury Inflation-Protected Securities (“TIPS”)ix was also a modest headwind for returns. There were no other meaningful detractors from results during the reporting period.

Thank you for your investment in Western Asset Ultra-Short Income Fund. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

June 17, 2021

4	Western Asset Ultra-Short Income Fund 2021 Annual Report

RISKS: Investments in bonds are subject to interest rate and credit risks. High-yield bonds, sometimes referred to as “junk” bonds, are subject to additional risks such as the increased risk of default and greater volatility because of the lower credit quality of the issues. As interest rates rise, bond prices fall, reducing the value of the Fund’s share price. The Fund is subject to fluctuations in yield and share price as interest rates rise and fall. The Fund may engage in active and frequent trading to achieve its principal investment strategies. The Fund may use derivatives, such as options and futures, which can be illiquid, may disproportionately increase losses, and have a potentially large impact on Fund performance. Investments in securities of foreign issuers or issuers with significant exposure to foreign markets are subject to additional risks, including currency fluctuations and social, economic and political uncertainties, which could increase volatility. These risks are magnified in emerging market countries. Emerging market countries tend to have economic, political and legal systems that are less developed and are less stable than those of more developed countries. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of May 31, 2021 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 12 through 39 for a list and percentage breakdown of the Fund’s holdings.

The mention of sector breakdowns is for informational purposes only and should not be construed as a recommendation to purchase or sell any securities. The information provided regarding such sectors is not a sufficient basis upon which to make an investment decision. Investors seeking financial advice regarding the appropriateness of investing in any securities or investment strategies discussed should consult their financial professional. Portfolio holdings are subject to change at any time and may not be representative of the portfolio managers’ current or future investments. The Fund’s top five sector holdings (as a percentage of net assets) as of May 31, 2021 were: Corporate bonds & notes (37.9%), Asset-Backed Securities (16.5%), Collateralized mortgage obligations (8.9%), U.S. government & agency obligations (6.4%) and Mortgage-backed securities (4.3%). The Fund’s portfolio composition is subject to change at any time.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

Western Asset Ultra-Short Income Fund 2021 Annual Report	5

Fund overview (cont’d)

[i]

Effective duration is a duration calculation for bonds with embedded options. Effective duration takes into account that expected cash flows will fluctuate as interest rates change. Please note, duration measures the sensitivity of price (the value of principal) of a fixed-income investment to a change in interest rates.

ii

Duration is the measure of the price sensitivity of a fixed-income security to an interest rate change of 100 basis points. Calculation is based on the weighted average of the present values for all cashflows.

iii

The Federal Reserve Board (the “Fed”) is responsible for the formulation of policies designed to promote economic growth, full employment, stable prices, and a sustainable pattern of international trade and payments.

iv	The federal funds rate is the target interest rate set by the Federal Open Market Committee at which commercial banks borrow and lend their excess reserves to each other overnight.

[v]

The Bloomberg Barclays U.S. Aggregate Index is a broad-based bond index comprised of government, corporate, mortgage- and asset-backed issues, rated investment grade or higher, and having at least one year to maturity.

vi	The yield curve is the graphical depiction of the relationship between the yield on bonds of the same credit quality but different maturities.

vii

The ICE BofA 3-Month U.S. Treasury Bill Index is an unmanaged index that comprises a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month. Investors cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

vii[i]

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the period ended May 31, 2021, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 381 funds for the six-month period and among the 375 funds for the twelve-month period in the Fund’s Lipper category, and excluding sales charges, if any.

ix

U.S. Treasury Inflation-Protected Securities (“TIPS”) are inflation-indexed securities issued by the U.S. Treasury in five-year, ten-year and thirty-year maturities. The principal is adjusted to the Consumer Price Index, the commonly used measure of inflation. The coupon rate is constant, but generates a different amount of interest when multiplied by the inflation-adjusted principal.

6	Western Asset Ultra-Short Income Fund 2021 Annual Report

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of May 31, 2021 and May 31, 2020 and does not include derivatives, such as futures contracts and swap contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

Western Asset Ultra-Short Income Fund 2021 Annual Report	7

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, including back-end sales charges (loads) on purchase payments; and (2) ongoing costs, including management fees; service and/or distribution (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

This example is based on an investment of $1,000 invested on December 1, 2020 and held for the six months ended May 31, 2021.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as back-end sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]						Based on hypothetical total return[1]
	Actual Total Return Without Sales Charge[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]		Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
Class A	0.55%	$1,000.00	$1,005.50	0.65%	$3.25	Class A	5.00%	$1,000.00	$1,021.69	0.65%	$3.28
Class C	0.17	1,000.00	1,001.70	1.44	7.19	Class C	5.00	1,000.00	1,017.75	1.44	7.24
Class C1	0.19	1,000.00	1,001.90	1.42	7.09	Class C1	5.00	1,000.00	1,017.85	1.42	7.14
Class I	0.69	1,000.00	1,006.90	0.38	1.90	Class I	5.00	1,000.00	1,023.04	0.38	1.92
Class IS	0.70	1,000.00	1,007.00	0.35	1.75	Class IS	5.00	1,000.00	1,023.19	0.35	1.77

[1]	For the six months ended May 31, 2021.

8	Western Asset Ultra-Short Income Fund 2021 Annual Report

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]

Expenses (net of compensating balance arrangements, fee waivers and/or expense reimbursements) are equal to each class’ respective annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

Western Asset Ultra-Short Income Fund 2021 Annual Report	9

Fund performance (unaudited)

Average annual total returns
Without sales charges[1]	Class A	Class C	Class C1[2]	Class I	Class IS
Twelve Months Ended 5/31/21	3.21%	2.39%	2.39%	3.50%	3.52%
Five Years Ended 5/31/21	2.49	2.04	1.86	2.73	2.80
Ten Years Ended 5/31/21	1.91	N/A	1.30	2.13	N/A
Inception* through 5/31/21	—	1.35	—	—	2.19

With sales charges[3]	Class A4	Class C	Class C1[2]	Class I	Class IS
Twelve Months Ended 5/31/21	3.21%	1.39%	2.39%	3.50%	3.52%
Five Years Ended 5/31/21	2.49	2.04	1.86	2.73	2.80
Ten Years Ended 5/31/21	1.91	N/A	1.30	2.13	N/A
Inception* through 5/31/21	—	1.35	—	—	2.19

Cumulative total returns
Without sales charges[1]
Class A (5/31/11 through 5/31/21)	20.79%
Class C (Inception date of 8/1/12 through 5/31/21)	12.55
Class C1[2] (5/31/11 through 5/31/21)	13.80
Class I (5/31/11 through 5/31/21)	23.46
Class IS (Inception date of 1/31/14 through 5/31/21)	17.19

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

[1]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value and does not reflect the applicable contingent deferred sales charge (“CDSC”) with respect to Class C shares.

[2]	On August 1, 2012, Class C shares were reclassified as Class C1 shares.

[3]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Class C shares reflect the deduction of a 1.00% CDSC, which applies if shares are redeemed within one year from purchase payment.

[4]

Prior to September 7, 2018 purchases of Class A shares were subject to a maximum front-end sales charge of 2.25%. Performance shown above does not reflect this sales charge. If the sales charge had been included, performance would have been lower.

*	Inception dates for Class A, C, C12, I and IS shares are April 18, 1997, August 1, 2012, June 22, 1992, October 17, 2002 and January 31, 2014, respectively.

10	Western Asset Ultra-Short Income Fund 2021 Annual Report

Historical performance

Value of $10,000 invested in

Class C11 shares of Western Asset Ultra-Short Income Fund vs. ICE BofA 3-Month U.S. Treasury Bill Index† — May 2011 - May 2021

All figures represent past performance and are not a guarantee of future results. Investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in Class C1 shares of Western Asset Ultra-Short Income Fund on May 31, 2011, assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through May 31, 2021. The hypothetical illustration also assumes a $10,000 investment in the ICE BofA 3-Month U.S. Treasury Bill Index. The ICE BofA 3-Month U.S. Treasury Bill Index (the “Index”) is an unmanaged index that comprises a single U.S. Treasury issue with approximately three months to final maturity, purchased at the beginning of each month and held for one full month. The Index is unmanaged and is not subject to the same management and trading expenses as a mutual fund. Please note that an investor cannot invest directly in an index. The performance of the Fund’s other classes may be greater or less than the Class C1 shares’ performance indicated on this chart, depending on whether greater or lesser sales charges and fees were incurred by shareholders investing in the other classes.

[1]	Effective August 1, 2012, Class C shares were reclassified as Class C1 shares.

Western Asset Ultra-Short Income Fund 2021 Annual Report	11

Schedule of investments

May 31, 2021

Western Asset Ultra-Short Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 37.9%
Communication Services — 3.9%
Diversified Telecommunication Services — 1.7%
AT&T Inc., Senior Notes	4.050%	12/15/23	$1,330,000	$1,448,824
AT&T Inc., Senior Notes	0.900%	3/25/24	1,650,000	1,654,680
NTT Finance Corp., Senior Notes	0.583%	3/1/24	1,560,000	1,563,057	(a)
Verizon Communications Inc., Senior Notes	0.750%	3/22/24	780,000	786,711
Verizon Communications Inc., Senior Notes	1.680%	10/30/30	568,000	533,456
Verizon Communications Inc., Senior Notes (3 mo. USD LIBOR + 1.100%)	1.256%	5/15/25	2,880,000	2,964,384	(b)
Total Diversified Telecommunication Services				8,951,112
Media — 1.8%
CCO Holdings LLC/CCO Holdings Capital Corp., Senior Notes	5.125%	5/1/27	700,000	732,375	(a)
Charter Communications Operating LLC/ Charter Communications Operating Capital, Senior Secured Notes (3 mo. USD LIBOR + 1.650%)	1.826%	2/1/24	3,430,000	3,528,819	(b)
Comcast Corp., Senior Notes	3.600%	3/1/24	2,630,000	2,860,455
Comcast Corp., Senior Notes	3.950%	10/15/25	160,000	179,720
Fox Corp., Senior Notes	4.030%	1/25/24	1,250,000	1,359,742
Interpublic Group of Cos Inc., Senior Notes	3.750%	10/1/21	200,000	202,284
Time Warner Entertainment Co. LP, Senior Secured Notes	8.375%	3/15/23	590,000	670,941
Total Media				9,534,336
Wireless Telecommunication Services — 0.4%
Sprint Capital Corp., Senior Notes	6.875%	11/15/28	480,000	601,154
Sprint Communications Inc., Senior Notes	11.500%	11/15/21	80,000	83,944
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, Senior Secured Notes	3.360%	9/20/21	62,500	62,703	(a)
T-Mobile USA Inc., Senior Secured Notes	3.500%	4/15/25	1,000,000	1,086,555
Total Wireless Telecommunication Services				1,834,356
Total Communication Services				20,319,804
Consumer Discretionary — 2.9%
Automobiles — 1.3%
American Honda Finance Corp., Senior Notes	2.400%	6/27/24	1,000,000	1,058,532
American Honda Finance Corp., Senior Notes (3 mo. USD LIBOR + 0.350%)	0.526%	11/5/21	250,000	250,383	(b)
Ford Motor Credit Co. LLC, Senior Notes	5.875%	8/2/21	820,000	825,125

See Notes to Financial Statements.

12	Western Asset Ultra-Short Income Fund 2021 Annual Report

Western Asset Ultra-Short Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Automobiles — continued
General Motors Financial Co. Inc., Senior Notes	3.550%	7/8/22	$140,000	$144,802
General Motors Financial Co. Inc., Senior Notes	2.750%	6/20/25	510,000	539,239
General Motors Financial Co. Inc., Senior Notes (3 mo. USD LIBOR + 1.310%)	1.509%	6/30/22	200,000	202,265	(b)
Hyundai Capital America, Senior Notes	1.250%	9/18/23	1,040,000	1,050,794	(a)
Nissan Motor Co. Ltd., Senior Notes	3.043%	9/15/23	950,000	994,387	(a)
Toyota Motor Corp., Senior Notes	0.681%	3/25/24	1,060,000	1,067,350
Toyota Motor Credit Corp., Senior Notes	2.700%	1/11/23	660,000	686,491
Toyota Motor Credit Corp., Senior Notes	0.450%	1/11/24	200,000	200,403
Total Automobiles				7,019,771
Hotels, Restaurants & Leisure — 0.7%
Las Vegas Sands Corp., Senior Notes	2.900%	6/25/25	1,710,000	1,786,206
McDonald’s Corp., Senior Notes	3.350%	4/1/23	1,090,000	1,149,075
McDonald’s Corp., Senior Notes	3.700%	1/30/26	680,000	756,624
Total Hotels, Restaurants & Leisure				3,691,905
Household Durables — 0.0%††
DR Horton Inc., Senior Notes	2.500%	10/15/24	130,000	137,124
Internet & Direct Marketing Retail — 0.5%
Amazon.com Inc., Senior Notes	0.450%	5/12/24	1,920,000	1,923,989
eBay Inc., Senior Notes	1.400%	5/10/26	790,000	793,263
Total Internet & Direct Marketing Retail				2,717,252
Multiline Retail — 0.2%
Dollar General Corp., Senior Notes	3.250%	4/15/23	25,000	26,143
Dollar Tree Inc., Senior Notes	3.700%	5/15/23	800,000	848,746
Total Multiline Retail				874,889
Specialty Retail — 0.2%
Home Depot Inc., Senior Notes	3.250%	3/1/22	500,000	511,664
Home Depot Inc., Senior Notes	2.700%	4/1/23	140,000	145,594
Target Corp., Senior Notes	2.250%	4/15/25	90,000	95,169
TJX Cos. Inc., Senior Notes	3.500%	4/15/25	200,000	219,099
Total Specialty Retail				971,526
Total Consumer Discretionary				15,412,467
Consumer Staples — 1.7%
Beverages — 0.3%
Anheuser-Busch InBev Worldwide Inc., Senior Notes (3 mo. USD LIBOR + 0.740%)	0.928%	1/12/24	1,655,000	1,672,677	(b)

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2021 Annual Report	13

Schedule of investments (cont’d)

May 31, 2021

Western Asset Ultra-Short Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Food & Staples Retailing — 0.1%
Walmart Inc., Senior Notes	3.400%	6/26/23	$500,000	$530,781
Food Products — 0.2%
Mondelez International Inc., Senior Notes	0.625%	7/1/22	500,000	502,072
Nestle Holdings Inc., Senior Notes	3.350%	9/24/23	500,000	533,287	(a)
Total Food Products				1,035,359
Personal Products — 0.2%
Unilever Capital Corp., Senior Notes	0.375%	9/14/23	690,000	692,215
Tobacco — 0.9%
Altria Group Inc., Senior Notes	2.350%	5/6/25	1,060,000	1,111,096
BAT International Finance PLC, Senior Notes	1.668%	3/25/26	700,000	698,902
Philip Morris International Inc., Senior Notes	2.500%	11/2/22	500,000	515,384
Philip Morris International Inc., Senior Notes	1.125%	5/1/23	1,440,000	1,464,532
Philip Morris International Inc., Senior Notes	1.500%	5/1/25	200,000	204,743
Reynolds American Inc., Senior Notes	4.850%	9/15/23	660,000	722,942
Total Tobacco				4,717,599
Total Consumer Staples				8,648,631
Energy — 4.6%
Energy Equipment & Services — 0.0%††
Halliburton Co., Senior Notes	3.250%	11/15/21	180,000	181,106
Oil, Gas & Consumable Fuels — 4.6%
Apache Corp., Senior Notes	3.250%	4/15/22	330,000	334,298
BP Capital Markets America Inc., Senior Notes	3.216%	11/28/23	1,130,000	1,204,463
BP Capital Markets America Inc., Senior Notes	3.194%	4/6/25	190,000	206,088
BP Capital Markets PLC, Senior Notes (3 mo. USD LIBOR + 0.870%)	1.060%	9/16/21	1,000,000	1,002,519	(b)
Chevron Corp., Senior Notes	1.141%	5/11/23	960,000	976,427
Chevron Corp., Senior Notes (3 mo. USD LIBOR + 0.530%)	0.714%	3/3/22	800,000	802,976	(b)
Chevron USA Inc., Senior Notes	0.687%	8/12/25	170,000	169,468
Cimarex Energy Co., Senior Notes	4.375%	6/1/24	300,000	328,129
Continental Resources Inc., Senior Notes	4.500%	4/15/23	610,000	637,627
Devon Energy Corp., Senior Notes	5.850%	12/15/25	900,000	1,065,550
Diamondback Energy Inc., Senior Notes	2.875%	12/1/24	400,000	425,569
Energy Transfer LP, Senior Notes	4.200%	9/15/23	800,000	857,847
Enterprise Products Operating LLC, Senior Notes	3.350%	3/15/23	1,190,000	1,243,777
Enterprise Products Operating LLC, Senior Notes	3.750%	2/15/25	650,000	711,786

See Notes to Financial Statements.

14	Western Asset Ultra-Short Income Fund 2021 Annual Report

Western Asset Ultra-Short Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
EOG Resources Inc., Senior Notes	2.625%	3/15/23	$660,000	$683,390
EOG Resources Inc., Senior Notes	4.150%	1/15/26	320,000	361,343
EQT Corp., Senior Notes	3.000%	10/1/22	750,000	767,329
Exxon Mobil Corp., Senior Notes	1.571%	4/15/23	1,440,000	1,475,289
Exxon Mobil Corp., Senior Notes	2.992%	3/19/25	190,000	205,243
Exxon Mobil Corp., Senior Notes (3 mo. USD LIBOR + 0.370%)	0.546%	3/6/22	440,000	441,224	(b)
Kinder Morgan Inc., Senior Notes (3 mo. USD LIBOR + 1.280%)	1.464%	1/15/23	1,365,000	1,385,259	(b)
MPLX LP, Senior Notes	3.375%	3/15/23	520,000	545,469
MPLX LP, Senior Notes	1.750%	3/1/26	1,390,000	1,409,228
Pioneer Natural Resources Co., Senior Notes	0.550%	5/15/23	1,050,000	1,053,717
Pioneer Natural Resources Co., Senior Notes	0.750%	1/15/24	1,330,000	1,331,691
Shell International Finance BV, Senior Notes	2.375%	4/6/25	480,000	508,357
Shell International Finance BV, Senior Notes (3 mo. USD LIBOR + 0.400%)	0.560%	11/13/23	1,300,000	1,310,305	(b)
Western Midstream Operating LP, Senior Notes (3 mo. USD LIBOR + 2.100%)	2.288%	1/13/23	650,000	648,542	(b)
Williams Cos. Inc., Senior Notes	7.875%	9/1/21	1,118,000	1,138,104
Williams Cos. Inc., Senior Notes	4.500%	11/15/23	630,000	685,312
Williams Cos. Inc., Senior Notes	4.550%	6/24/24	280,000	309,933
Total Oil, Gas & Consumable Fuels				24,226,259
Total Energy				24,407,365
Financials — 15.3%
Banks — 9.5%
Banco Santander SA, Senior Notes	3.125%	2/23/23	400,000	417,941
Banco Santander SA, Senior Notes (3 mo. USD LIBOR + 1.120%)	1.308%	4/12/23	200,000	202,912	(b)
Banco Santander SA, Senior Notes (3 mo. USD LIBOR + 1.560%)	1.748%	4/11/22	1,000,000	1,011,414	(b)
Bank of America Corp., Senior Notes (3 mo. USD LIBOR + 0.790%)	0.984%	3/5/24	1,800,000	1,818,342	(b)
Bank of America Corp., Senior Notes (3 mo. USD LIBOR + 0.960%)	1.133%	7/23/24	1,000,000	1,014,536	(b)
Bank of America Corp., Senior Notes (3 mo. USD LIBOR + 1.000%)	1.176%	4/24/23	800,000	806,653	(b)
Bank of America Corp., Senior Notes (3.004% to 12/20/22 then 3 mo. USD LIBOR + 0.790%)	3.004%	12/20/23	1,820,000	1,894,122	(b)

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2021 Annual Report	15

Schedule of investments (cont’d)

May 31, 2021

Western Asset Ultra-Short Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
Bank of America Corp., Subordinated Notes (3 mo. USD LIBOR + 0.760%)	0.944%	9/15/26	$200,000	$199,906	(b)
Bank of Montreal, Senior Notes	1.850%	5/1/25	400,000	415,208
Bank of Nova Scotia, Senior Notes (3 mo. USD LIBOR + 0.640%)	0.816%	3/7/22	600,000	603,201	(b)
Banque Federative du Credit Mutuel SA, Senior Notes (3 mo. USD LIBOR + 0.960%)	1.148%	7/20/23	1,000,000	1,016,517	(b)(c)
Barclays PLC, Senior Notes (3 mo. USD LIBOR + 1.380%)	1.536%	5/16/24	1,400,000	1,425,991	(b)
BNP Paribas SA, Senior Notes	3.500%	3/1/23	450,000	474,040	(a)
BNP Paribas SA, Senior Notes (2.219% to 6/9/25 then SOFR + 2.074%)	2.219%	6/9/26	800,000	827,915	(a)(b)
BNP Paribas SA, Senior Notes (4.705% to 1/10/24 then 3 mo. USD LIBOR + 2.235%)	4.705%	1/10/25	400,000	439,393	(a)(b)
BPCE SA, Senior Notes (3 mo. USD LIBOR + 1.220%)	1.370%	5/22/22	250,000	252,663	(a)(b)
CIT Group Inc., Senior Notes	5.000%	8/1/23	450,000	489,375
Citigroup Inc., Junior Subordinated Notes (5.950% to 5/15/25 then 3 mo. USD LIBOR + 3.905%)	5.950%	5/15/25	400,000	440,200	(b)(d)
Citigroup Inc., Senior Notes (0.776% to 10/30/23 then SOFR + 0.686%)	0.776%	10/30/24	510,000	512,695	(b)
Citigroup Inc., Senior Notes (3 mo. USD LIBOR + 0.950%)	1.126%	7/24/23	2,970,000	2,994,829	(b)
Citigroup Inc., Senior Notes (3 mo. USD LIBOR + 1.430%)	1.565%	9/1/23	2,050,000	2,081,090	(b)
Cooperatieve Rabobank UA, Senior Notes	4.625%	12/1/23	1,500,000	1,648,370
Cooperatieve Rabobank UA, Senior Notes	2.625%	7/22/24	320,000	338,495	(a)
Danske Bank A/S, Senior Notes	1.226%	6/22/24	500,000	506,406	(a)
Danske Bank A/S, Senior Notes (3 mo. USD LIBOR + 1.060%)	1.244%	9/12/23	1,170,000	1,184,335	(a)(b)
DNB Bank ASA, Senior Notes (1.535% to 5/25/26 then 1 year Treasury Constant Maturity Rate + 0.720%)	1.535%	5/25/27	1,230,000	1,235,644	(a)(b)
HSBC Holdings PLC, Senior Notes (0.976% to 5/24/24 then SOFR + 0.708%)	0.976%	5/24/25	240,000	241,117	(b)
HSBC Holdings PLC, Senior Notes (3 mo. USD LIBOR + 1.000%)	1.155%	5/18/24	1,540,000	1,559,798	(b)
Intesa Sanpaolo SpA, Senior Notes	3.375%	1/12/23	600,000	626,169	(a)
JPMorgan Chase & Co., Senior Notes (0.824% to 6/1/24 then SOFR + 0.540%)	0.824%	6/1/25	1,180,000	1,182,101	(b)(e)

See Notes to Financial Statements.

16	Western Asset Ultra-Short Income Fund 2021 Annual Report

Western Asset Ultra-Short Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
JPMorgan Chase & Co., Senior Notes (3 mo. USD LIBOR + 0.850%)	1.038%	1/10/25	$1,690,000	$1,713,945	(b)
JPMorgan Chase & Co., Senior Notes (3 mo.
USD LIBOR + 1.230%)	1.406%	10/24/23	4,260,000	4,324,179	(b)
Lloyds Banking Group PLC, Senior Notes	4.050%	8/16/23	1,560,000	1,681,140
Lloyds Banking Group PLC, Senior Notes (2.907% to 11/7/22 then 3 mo. USD LIBOR + 0.810%)	2.907%	11/7/23	400,000	413,983	(b)
Lloyds Banking Group PLC, Senior Notes (3.870% to 7/9/24 then 1 year Treasury Constant Maturity Rate + 3.500%)	3.870%	7/9/25	250,000	272,538	(b)
Mitsubishi UFJ Financial Group Inc., Senior Notes (3 mo. USD LIBOR + 0.920%)	1.070%	2/22/22	500,000	502,998	(b)
Mizuho Financial Group Inc., Senior Notes (0.849% to 9/8/23 then SOFR + 0.872%)	0.849%	9/8/24	400,000	402,480	(b)
Natwest Group PLC, Senior Notes (3 mo. USD LIBOR + 1.470%)	1.626%	5/15/23	1,000,000	1,011,223	(b)
Nordea Bank Abp, Senior Notes	0.625%	5/24/24	2,430,000	2,436,895	(a)
Santander UK PLC, Senior Notes (3 mo. USD LIBOR + 0.660%)	0.816%	11/15/21	200,000	200,528	(b)
Sumitomo Mitsui Financial Group Inc., Senior Notes	0.508%	1/12/24	200,000	200,100
Sumitomo Mitsui Financial Group Inc., Senior Notes (3 mo. USD LIBOR + 0.740%)	0.930%	10/18/22	300,000	302,165	(b)
Sumitomo Mitsui Financial Group Inc., Senior Notes (3 mo. USD LIBOR + 0.800%)	0.984%	10/16/23	1,200,000	1,215,032	(b)
U.S. Bank N.A., Senior Notes	1.800%	1/21/22	1,000,000	1,009,467
Wells Fargo & Co., Senior Notes (1.654% to 6/2/23 then SOFR + 1.600%)	1.654%	6/2/24	1,500,000	1,537,935	(b)
Wells Fargo & Co., Senior Notes (3 mo. USD LIBOR + 1.230%)	1.416%	10/31/23	4,110,000	4,171,513	(b)
Westpac Banking Corp., Senior Notes	1.150%	6/3/26	560,000	560,265	(e)
Total Banks				49,817,764
Capital Markets — 3.5%
Bank of New York Mellon Corp., Senior Notes	1.600%	4/24/25	200,000	206,135
Charles Schwab Corp., Senior Notes	0.750%	3/18/24	1,880,000	1,894,873
Charles Schwab Corp., Senior Notes	1.150%	5/13/26	1,650,000	1,655,843
Credit Suisse AG, Senior Notes	0.495%	2/2/24	1,090,000	1,087,911
Credit Suisse Group AG, Senior Notes (2.193% to 6/5/25 then SOFR + 2.044%)	2.193%	6/5/26	250,000	256,620	(a)(b)

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2021 Annual Report	17

Schedule of investments (cont’d)

May 31, 2021

Western Asset Ultra-Short Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Capital Markets — continued
Credit Suisse Group AG, Senior Notes (3 mo. USD LIBOR + 1.200%)	1.384%	12/14/23	$750,000	$758,738	(a)(b)
Goldman Sachs Group Inc., Senior Notes	0.481%	1/27/23	510,000	510,525
Goldman Sachs Group Inc., Senior Notes	3.200%	2/23/23	270,000	282,710
Goldman Sachs Group Inc., Senior Notes	4.000%	3/3/24	200,000	218,682
Goldman Sachs Group Inc., Senior Notes	3.500%	4/1/25	150,000	163,618
Goldman Sachs Group Inc., Senior Notes (3 mo. USD LIBOR + 0.780%)	0.966%	10/31/22	1,000,000	1,002,721	(b)
Goldman Sachs Group Inc., Senior Notes (3 mo. USD LIBOR + 1.000%)	1.176%	7/24/23	3,830,000	3,862,061	(b)
Morgan Stanley, Senior Notes	3.750%	2/25/23	1,470,000	1,557,161
Morgan Stanley, Senior Notes (0.529% to 1/25/23 then SOFR + 0.455%)	0.529%	1/25/24	510,000	511,202	(b)
Morgan Stanley, Senior Notes (3 mo. USD LIBOR + 1.220%)	1.382%	5/8/24	750,000	763,461	(b)
Morgan Stanley, Subordinated Notes	4.875%	11/1/22	1,000,000	1,062,207
UBS AG, Senior Notes	1.750%	4/21/22	200,000	202,548	(a)
UBS AG, Senior Notes	1.250%	6/1/26	800,000	799,841	(a)(e)
UBS Group AG, Senior Notes	3.491%	5/23/23	800,000	824,314	(a)
UBS Group AG, Senior Notes	4.125%	9/24/25	600,000	673,472	(a)
Total Capital Markets				18,294,643
Consumer Finance — 1.4%
AIG Global Funding, Secured Notes	0.800%	7/7/23	650,000	657,189	(a)
Air Lease Corp., Senior Notes	3.750%	2/1/22	840,000	853,843
Air Lease Corp., Senior Notes	0.700%	2/15/24	250,000	249,085
Air Lease Corp., Senior Notes	1.875%	8/15/26	830,000	827,922
American Express Co., Senior Notes	2.650%	12/2/22	1,000,000	1,036,567
American Express Co., Senior Notes	3.400%	2/27/23	1,400,000	1,471,749
Caterpillar Financial Services Corp., Senior Notes	0.450%	9/14/23	140,000	140,490
Caterpillar Financial Services Corp., Senior Notes	0.450%	5/17/24	1,870,000	1,873,260
Caterpillar Financial Services Corp., Senior Notes (3 mo. USD LIBOR + 0.510%)	0.666%	5/15/23	500,000	503,632	(b)
Total Consumer Finance				7,613,737
Diversified Financial Services — 0.6%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	4.875%	1/16/24	500,000	545,741
National Securities Clearing Corp., Senior Notes	1.200%	4/23/23	1,000,000	1,017,952	(a)

See Notes to Financial Statements.

18	Western Asset Ultra-Short Income Fund 2021 Annual Report

Western Asset Ultra-Short Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Diversified Financial Services — continued
National Securities Clearing Corp., Senior Notes	1.500%	4/23/25	$500,000	$511,400	(a)
USAA Capital Corp., Senior Notes	0.500%	5/1/24	1,130,000	1,130,449	(a)
Total Diversified Financial Services				3,205,542
Insurance — 0.3%
Allstate Corp., Senior Notes	0.750%	12/15/25	200,000	199,140
Allstate Corp., Senior Notes (3 mo. USD LIBOR + 0.630%)	0.823%	3/29/23	1,000,000	1,008,841	(b)
Ambac Assurance Corp., Subordinated Notes	5.100%	6/7/21	1,627	2,202	(a)(d)
Ambac LSNI LLC, Senior Secured Notes (3 mo. USD LIBOR + 5.000%, 6.000% floor)	6.000%	2/12/23	5,902	5,917	(a)(b)
New York Life Global Funding, Senior Secured Notes	0.950%	6/24/25	390,000	390,907	(a)
Total Insurance				1,607,007
Total Financials				80,538,693
Health Care — 4.5%
Biotechnology — 1.3%
AbbVie Inc., Senior Notes	2.300%	11/21/22	1,000,000	1,029,151
AbbVie Inc., Senior Notes	3.750%	11/14/23	1,850,000	1,993,785
AbbVie Inc., Senior Notes	2.600%	11/21/24	200,000	211,932
AbbVie Inc., Senior Notes	3.800%	3/15/25	300,000	329,433
AbbVie Inc., Senior Notes (3 mo. USD LIBOR + 0.650%)	0.799%	11/21/22	1,040,000	1,047,583	(b)
Gilead Sciences Inc., Senior Notes	4.400%	12/1/21	500,000	505,156
Gilead Sciences Inc., Senior Notes	0.750%	9/29/23	970,000	971,184
Gilead Sciences Inc., Senior Notes	3.700%	4/1/24	720,000	777,972
Total Biotechnology				6,866,196
Health Care Equipment & Supplies — 0.3%
Becton Dickinson and Co., Senior Notes	2.894%	6/6/22	170,000	174,161
Becton Dickinson and Co., Senior Notes	3.363%	6/6/24	410,000	441,327
Becton Dickinson and Co., Senior Notes (3 mo. USD LIBOR + 1.030%)	1.206%	6/6/22	1,054,000	1,063,398	(b)
Total Health Care Equipment & Supplies				1,678,886
Health Care Providers & Services — 1.9%
Cigna Corp., Senior Notes	3.500%	6/15/24	350,000	378,126
Cigna Corp., Senior Notes (3 mo. USD LIBOR + 0.890%)	1.074%	7/15/23	2,585,000	2,621,361	(b)
CVS Health Corp., Senior Notes	3.700%	3/9/23	403,000	426,142
CVS Health Corp., Senior Notes	2.625%	8/15/24	2,730,000	2,899,819
CVS Health Corp., Senior Notes	3.000%	8/15/26	250,000	271,561

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2021 Annual Report	19

Schedule of investments (cont’d)

May 31, 2021

Western Asset Ultra-Short Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Health Care Providers & Services — continued
Humana Inc., Senior Notes	3.150%	12/1/22	$1,000,000	$1,034,278
Humana Inc., Senior Notes	4.500%	4/1/25	300,000	337,702
UnitedHealth Group Inc., Senior Notes	2.375%	10/15/22	1,000,000	1,030,261
UnitedHealth Group Inc., Senior Notes	3.500%	6/15/23	640,000	682,474
UnitedHealth Group Inc., Senior Notes	2.375%	8/15/24	300,000	317,577
Total Health Care Providers & Services				9,999,301
Pharmaceuticals — 1.0%
AstraZeneca Finance LLC, Senior Notes	1.200%	5/28/26	1,770,000	1,774,001
Bristol-Myers Squibb Co., Senior Notes	2.600%	5/16/22	1,500,000	1,535,286
Bristol-Myers Squibb Co., Senior Notes	0.750%	11/13/25	510,000	507,394
Teva Pharmaceutical Finance IV BV, Senior Notes	3.650%	11/10/21	30,000	30,189
Teva Pharmaceutical Finance Netherlands III BV, Senior Notes	2.200%	7/21/21	1,310,000	1,309,017
Total Pharmaceuticals				5,155,887
Total Health Care				23,700,270
Industrials — 3.1%
Aerospace & Defense — 1.6%
Boeing Co., Senior Notes	1.875%	6/15/23	720,000	736,070
Boeing Co., Senior Notes	1.433%	2/4/24	1,190,000	1,194,368
Boeing Co., Senior Notes	4.875%	5/1/25	850,000	955,377
General Dynamics Corp., Senior Notes	3.250%	4/1/25	1,010,000	1,098,939
General Dynamics Corp., Senior Notes	1.150%	6/1/26	1,180,000	1,187,644
L3Harris Technologies Inc., Senior Notes	3.850%	6/15/23	1,390,000	1,481,463
Lockheed Martin Corp., Senior Notes	3.100%	1/15/23	650,000	676,346
Northrop Grumman Corp., Senior Notes	3.250%	8/1/23	770,000	817,558
Northrop Grumman Corp., Senior Notes	2.930%	1/15/25	160,000	171,247
Total Aerospace & Defense				8,319,012
Airlines — 0.6%
Delta Air Lines Inc., Senior Notes	7.375%	1/15/26	700,000	824,783
Delta Air Lines Inc., Senior Secured Notes	7.000%	5/1/25	700,000	814,467	(a)
Delta Air Lines Pass-Through Certificates Trust	8.021%	8/10/22	5,309	5,619
Spirit Loyalty Cayman Ltd./Spirit IP Cayman Ltd., Senior Secured Notes	8.000%	9/20/25	414,000	469,890	(a)
United Airlines Holdings Inc., Senior Notes	4.250%	10/1/22	800,000	819,000
Total Airlines				2,933,759
Commercial Services & Supplies — 0.0%††
Republic Services Inc., Senior Notes	2.500%	8/15/24	200,000	211,155

See Notes to Financial Statements.

20	Western Asset Ultra-Short Income Fund 2021 Annual Report

Western Asset Ultra-Short Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Industrial Conglomerates — 0.4%
3M Co., Senior Notes	2.250%	3/15/23	$1,360,000	$1,407,691
3M Co., Senior Notes	2.000%	2/14/25	160,000	167,604
Honeywell International Inc., Senior Notes	1.850%	11/1/21	500,000	502,870
Total Industrial Conglomerates				2,078,165
Machinery — 0.3%
John Deere Capital Corp., Senior Notes	0.400%	10/10/23	140,000	140,397
John Deere Capital Corp., Senior Notes (3 mo. USD LIBOR + 0.550%)	0.726%	6/7/23	635,000	641,884	(b)
PACCAR Financial Corp., Senior Notes	1.100%	5/11/26	740,000	743,746
Total Machinery				1,526,027
Road & Rail — 0.2%
Union Pacific Corp., Senior Notes	4.163%	7/15/22	1,040,000	1,075,793
Total Industrials				16,143,911
Information Technology — 1.2%
IT Services — 0.4%
PayPal Holdings Inc., Senior Notes	1.350%	6/1/23	840,000	857,203
PayPal Holdings Inc., Senior Notes	2.400%	10/1/24	820,000	866,650
Visa Inc., Senior Notes	3.150%	12/14/25	500,000	548,581
Total IT Services				2,272,434
Semiconductors & Semiconductor Equipment — 0.4%
Broadcom Corp./Broadcom Cayman Finance Ltd., Senior Notes	3.625%	1/15/24	300,000	321,805
Broadcom Inc., Senior Notes	4.700%	4/15/25	500,000	563,897
Broadcom Inc., Senior Notes	3.150%	11/15/25	300,000	322,577
Microchip Technology Inc., Senior Secured Notes	4.333%	6/1/23	230,000	246,473
Microchip Technology Inc., Senior Secured Notes	0.983%	9/1/24	420,000	420,692	(a)
Texas Instruments Inc., Senior Notes	1.375%	3/12/25	10,000	10,266
Total Semiconductors & Semiconductor Equipment				1,885,710
Software — 0.3%
Oracle Corp., Senior Notes	2.800%	7/8/21	500,000	501,420
Oracle Corp., Senior Notes	3.400%	7/8/24	800,000	862,571
Total Software				1,363,991
Technology Hardware, Storage & Peripherals — 0.1%
Apple Inc., Senior Notes	2.500%	2/9/22	500,000	507,178
Total Information Technology				6,029,313

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2021 Annual Report	21

Schedule of investments (cont’d)

May 31, 2021

Western Asset Ultra-Short Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Materials — 0.3%
Metals & Mining — 0.3%
Glencore Funding LLC, Senior Notes	4.125%	5/30/23	$1,650,000	$1,758,630	(a)
Utilities — 0.4%
Electric Utilities — 0.4%
FirstEnergy Corp., Senior Notes	3.350%	7/15/22	300,000	306,815
FirstEnergy Corp., Senior Notes	4.750%	3/15/23	1,020,000	1,077,216
Pacific Gas and Electric Co., Secured Bonds	4.250%	8/1/23	600,000	636,682
Total Utilities				2,020,713
Total Corporate Bonds & Notes (Cost — $197,467,417)				198,979,797
Asset-Backed Securities — 16.5%
ABPCI Direct Lending Fund CLO X LP, 2020- 10A A1A (3 mo. USD LIBOR + 1.950%)	2.138%	1/20/32	450,000	451,377	(a)(b)
AccessLex Institute, 2007-A A3 (3 mo. USD LIBOR + 0.300%)	0.447%	5/25/36	1,293,858	1,277,442	(b)
Aegis Asset Backed Securities Trust, 2005-5 M1 (1 mo. USD LIBOR + 0.645%)	0.737%	12/25/35	1,700,000	1,678,559	(b)
Aegis Asset Backed Securities Trust Mortgage Pass-Through Certificates, 2005-4 M2 (1 mo. USD LIBOR + 0.705%)	0.797%	10/25/35	560,000	550,175	(b)
AGL Core CLO 8 Ltd., 2020-8A A1 (3 mo. USD LIBOR + 1.500%)	1.688%	10/20/31	160,000	160,553	(a)(b)
Allegro CLO II-S Ltd., 2014-1RA A1 (3 mo. USD LIBOR + 1.080%)	1.266%	10/21/28	1,571,550	1,571,809	(a)(b)
Ameriquest Mortgage Securities Inc., Asset- Backed Pass-Through Certificates, 2005-R7 M2 (1 mo. USD LIBOR + 0.750%)	0.842%	9/25/35	115,900	115,990	(b)
AMMC CLO 23 Ltd., 2020-23A A1L (3 mo. USD LIBOR + 1.400%)	1.590%	10/17/31	170,000	170,618	(a)(b)
Ares XLIII CLO Ltd., 2017-43A A (3 mo. USD LIBOR + 1.220%)	1.404%	10/15/29	250,000	250,323	(a)(b)
Avery Point VI CLO Ltd., 2015-6A AR2 (3 mo. USD LIBOR + 0.900%)	1.076%	8/5/27	436,537	436,536	(a)(b)
Avery Point VII CLO Ltd., 2015-7A AR2 (3 mo. USD LIBOR + 0.960%)	1.144%	1/15/28	1,020,766	1,021,582	(a)(b)
Avis Budget Rental Car Funding AESOP LLC, 2020-2A A	2.020%	2/20/27	600,000	621,352	(a)
Avis Budget Rental Car Funding AESOP LLC, 2021-1A A	1.380%	8/20/27	940,000	946,274	(a)
Avis Budget Rental Car Funding AESOP LLC, 2021-1A C	2.130%	8/20/27	940,000	943,836	(a)

See Notes to Financial Statements.

22	Western Asset Ultra-Short Income Fund 2021 Annual Report

Western Asset Ultra-Short Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Ballyrock CLO Ltd., 2019-2A A1BR (3 mo. USD LIBOR + 1.200%)	1.355%	11/20/30	$250,000	$250,000	(a)(b)
BlueMountain CLO XXX Ltd., 2020-30A A (3 mo. USD LIBOR + 1.390%)	1.574%	1/15/33	570,000	572,234	(a)(b)
Capital One Multi-Asset Execution Trust, 2016-A7 A7 (1 mo. USD LIBOR + 0.510%)	0.611%	9/16/24	1,500,000	1,505,597	(b)
Capital One Multi-Asset Execution Trust, 2017-A5 A5 (1 mo. USD LIBOR + 0.580%)	0.681%	7/15/27	900,000	912,379	(b)
Carlyle Global Market Strategies CLO Ltd., 2015-3A A1R (3 mo. USD LIBOR + 1.000%)	1.184%	7/28/28	1,138,913	1,139,676	(a)(b)
Carlyle US CLO Ltd., 2017-2A A1R (3 mo. USD LIBOR + 1.050%)	1.181%	7/20/31	1,590,000	1,589,997	(a)(b)
Cedar Funding V CLO Ltd., 2016-5A AFRR	1.937%	7/17/31	730,000	731,849	(a)
Cerberus Loan Funding XXVIII LP, 2020-1A A (3 mo. USD LIBOR + 1.850%)	2.034%	10/15/31	125,000	125,440	(a)(b)
CIFC Funding Ltd., 2021-4A A (3 mo. USD LIBOR + 1.050%)	1.181%	7/15/33	830,000	830,000	(a)(b)(e)
CIFC Funding Ltd., 2017-1A AR (3 mo. USD LIBOR + 1.010%)	1.196%	4/23/29	250,000	250,254	(a)(b)
Citigroup Mortgage Loan Trust Inc., 2007- WFH3 A3 (1 mo. USD LIBOR + 0.250%)	0.342%	6/25/37	97,369	97,209	(b)
Commonbond Student Loan Trust, 2021-AGS A	1.200%	3/25/52	794,306	796,561	(a)
Credit Suisse European Mortgage Capital Ltd., 2019-1OTF A (3 mo. USD LIBOR + 2.900%)	3.086%	8/9/24	970,000	934,970	(a)(b)
Cumberland Park CLO Ltd., 2015-2A BR (3 mo. USD LIBOR + 1.400%)	1.588%	7/20/28	250,000	249,999	(a)(b)
Cutwater Ltd., 2015-1A AR (3 mo. USD LIBOR + 1.220%)	1.404%	1/15/29	571,334	571,493	(a)(b)
CWABS Revolving Home Equity Loan Trust, 2004-B 1A (1 mo. USD LIBOR + 0.220%)	0.321%	2/15/29	638,897	632,854	(b)
DRB Prime Student Loan Trust, 2015-D A1 (1 mo. USD LIBOR + 1.700%)	1.792%	1/25/40	461,646	461,949	(a)(b)
Dryden 75 CLO Ltd., 2019-75A AR2 (3 mo. USD LIBOR + 1.040%)	1.242%	4/15/34	250,000	249,999	(a)(b)
Dryden XXV Senior Loan Fund, 2012-25A ARR (3 mo. USD LIBOR + 0.900%)	1.084%	10/15/27	514,599	514,821	(a)(b)
ECMC Group Student Loan Trust, 2016-1A A (1 mo. USD LIBOR + 1.350%)	1.442%	7/26/66	1,996,141	2,049,130	(a)(b)
Enterprise Fleet Financing LLC, 2017-3 A3	2.360%	5/20/23	493,334	495,178	(a)

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2021 Annual Report	23

Schedule of investments (cont’d)

May 31, 2021

Western Asset Ultra-Short Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Ford Credit Auto Owner Trust, 2020-2 A	1.060%	4/15/33	$1,000,000	$1,004,572	(a)
Ford Credit Floorplan Master Owner Trust, 2018-4 A	4.060%	11/15/30	670,000	774,759
Ford Credit Floorplan Master Owner Trust, 2020-2 A	1.060%	9/15/27	850,000	854,579
Golub Capital Partners CLO 49M Ltd., 2020- 49A A1 (3 mo. USD LIBOR + 2.500%)	2.688%	7/20/32	1,120,000	1,124,250	(a)(b)
Great Lakes Kcap F3c Senior LLC, 2017-1A A (3 mo. USD LIBOR + 1.900%)	2.087%	12/20/29	1,020,000	1,021,921	(a)(b)
Greywolf CLO V Ltd., 2015-1A A1R (3 mo. USD LIBOR + 1.160%)	1.336%	1/27/31	300,000	300,183	(a)(b)
GREYWOLF CLO VI Ltd., 2018-1A A2 (3 mo. USD LIBOR + 1.630%)	1.806%	4/26/31	250,000	249,517	(a)(b)
Grippen Park CLO Ltd., 2017-1A A (3 mo. USD LIBOR + 1.260%)	1.448%	1/20/30	500,000	500,750	(a)(b)
Halcyon Loan Advisors Funding Ltd., 2015-2A AR (3 mo. USD LIBOR + 1.080%)	1.256%	7/25/27	249,998	250,118	(a)(b)
HalseyPoint CLO 3 Ltd., 2020-3A A1A (3 mo. USD LIBOR + 1.450%)	1.636%	11/30/32	700,000	703,215	(a)(b)
Hertz Vehicle Financing II LP, 2016-2A C	4.990%	3/25/22	450,000	454,787	(a)
Hertz Vehicle Financing II LP, 2019-3A B	3.030%	12/26/25	700,000	705,884	(a)
Hildene Community Funding CDO Ltd., 2015-1A AR	3.250%	11/1/35	500,000	500,000	(a)
Home Equity Mortgage Loan Asset-Backed Trust, 2005-C M2 (1 mo. USD LIBOR + 0.750%)	0.842%	10/25/35	798,860	791,612	(b)
Jamestown CLO X Ltd., 2017-10A A1R (3 mo. USD LIBOR + 1.030%)	1.161%	7/17/29	1,310,000	1,309,997	(a)(b)
JFIN CLO Ltd., 2015-1A A1AR (3 mo. USD LIBOR + 0.800%)	0.984%	3/15/26	55,906	55,876	(a)(b)
John Deere Owner Trust, 2018-B A4	3.230%	6/16/25	780,000	793,596
Madison Park Funding X Ltd., 2012-10A AR3 (3 mo. USD LIBOR + 1.010%)	1.198%	1/20/29	602,468	602,901	(a)(b)
Madison Park Funding XXXV Ltd., 2019-35A A1R (3 mo. USD LIBOR + 0.990%)	1.178%	4/20/32	760,000	759,998	(a)(b)
Magnetite XIV-R Ltd., 2015-14RA A2 (3 mo. USD LIBOR + 1.120%)	1.310%	10/18/31	530,000	530,170	(a)(b)
Merrill Lynch Mortgage Investors Trust, 2006-HE1 M1 (1 mo. USD LIBOR + 0.585%)	0.677%	12/25/36	147,057	146,845	(b)

See Notes to Financial Statements.

24	Western Asset Ultra-Short Income Fund 2021 Annual Report

Western Asset Ultra-Short Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Merrill Lynch Mortgage Investors Trust, 2004-WMC5 M1 (1 mo. USD LIBOR + 0.930%)	1.022%	7/25/35	$529,236	$529,458	(b)
Midocean Credit CLO VII, 2017-7A BR (3 mo. USD LIBOR + 1.600%)	1.784%	7/15/29	500,000	498,992	(a)(b)
Midocean Credit CLO VIII, 2018-8A A1R (3 mo. USD LIBOR + 1.050%)	1.205%	2/20/31	1,670,000	1,669,998	(a)(b)
MidOcean Credit CLO X, 2019-10A B (3 mo. USD LIBOR + 2.400%)	2.573%	10/23/32	400,000	401,038	(a)(b)
Morgan Stanley Capital I Inc. Trust, 2006- NC2 A2D (1 mo. USD LIBOR + 0.580%)	0.672%	2/25/36	440,135	438,114	(b)
MP CLO VIII Ltd., 2015-2A AR (3 mo. USD LIBOR + 0.910%)	1.094%	10/28/27	346,221	346,221	(a)(b)
Navient Private Education Loan Trust, 2015-AA A2B (1 mo. USD LIBOR + 1.200%)	1.301%	12/15/28	558,361	562,590	(a)(b)
Navient Private Education Refi Loan Trust, 2019-A A2A	3.420%	1/15/43	131,349	134,989	(a)
Navient Private Education Refi Loan Trust, 2019-A A2B (1 mo. USD LIBOR + 0.900%)	1.001%	1/15/43	465,063	466,923	(a)(b)
Navient Private Education Refi Loan Trust, 2019-D A2B (1 mo. USD LIBOR + 1.050%)	1.151%	12/15/59	1,142,634	1,153,827	(a)(b)
Navient Student Loan Trust, 2015-1 A2 (1 mo. USD LIBOR + 0.600%)	0.692%	4/25/40	1,176,776	1,177,719	(b)
Navient Student Loan Trust, 2016-6A A3 (1 mo. USD LIBOR + 1.300%)	1.392%	3/25/66	1,010,000	1,048,144	(a)(b)
Navient Student Loan Trust, 2016-7A A (1 mo. USD LIBOR + 1.150%)	1.242%	3/25/66	927,257	945,498	(a)(b)
Navient Student Loan Trust, 2019-BA A2A	3.390%	12/15/59	692,998	732,031	(a)
Navient Student Loan Trust, 2021-1A A1B (1 mo. USD LIBOR + 0.600%)	0.692%	12/26/69	869,623	876,204	(a)(b)
Nelnet Student Loan Trust, 2015-2A A2 (1 mo. USD LIBOR + 0.600%)	0.692%	9/25/47	540,382	543,004	(a)(b)
Nelnet Student Loan Trust, 2021-A APT1	1.360%	4/20/62	950,000	964,237	(a)
New Century Home Equity Loan Trust, 2004-2 M2 (1 mo. USD LIBOR + 0.930%)	1.022%	8/25/34	630,314	628,412	(b)
North Carolina State Education Assistance Authority, 2011-1 A3 (3 mo. USD LIBOR + 0.900%)	1.076%	10/25/41	463,069	465,212	(b)
NovaStar Mortgage Funding Trust, 2003-1 M1 (1 mo. USD LIBOR + 1.425%)	1.517%	5/25/33	147,439	149,483	(b)

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2021 Annual Report	25

Schedule of investments (cont’d)

May 31, 2021

Western Asset Ultra-Short Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
NovaStar Mortgage Funding Trust, 2003-3 A1 (1 mo. USD LIBOR + 0.710%)	0.802%	12/25/33	$1,392,328	$1,372,057	(b)
Oaktree CLO Ltd., 2015-1A A1R (3 mo. USD LIBOR + 0.870%)	1.058%	10/20/27	283,012	283,073	(a)(b)
Ocean Trails CLO IX, 2020-9A A1 (3 mo. USD LIBOR + 1.870%)	2.054%	10/15/29	500,000	502,043	(a)(b)
Ocean Trails CLO X, 2020-10A A1 (3 mo. USD LIBOR + 1.550%)	1.734%	10/15/31	400,000	400,873	(a)(b)
Octagon Investment Partners 35 Ltd., 2018-1A A1A (3 mo. USD LIBOR + 1.060%)	1.248%	1/20/31	370,000	370,111	(a)(b)
Octagon Investment Partners 47 Ltd., 2020-1A A1 (3 mo. USD LIBOR + 1.850%)	2.038%	4/20/31	1,010,000	1,010,000	(a)(b)
Octagon Investment Partners XIV Ltd., 2012-1A AARR (3 mo. USD LIBOR + 0.950%)	1.134%	7/15/29	680,000	678,903	(a)(b)
Octagon Investment Partners XXI Ltd., 2014-1A AAR3 (3 mo. USD LIBOR + 1.000%)	1.154%	2/14/31	260,000	259,381	(a)(b)
OHA Credit Funding 7 Ltd., 2020-7A A (3 mo. USD LIBOR + 1.250%)	1.440%	10/19/32	150,000	150,144	(a)(b)
OHA Loan Funding Ltd., 2013-2A AR (3 mo. USD LIBOR + 1.040%)	1.190%	5/23/31	760,000	761,001	(a)(b)
Option One Mortgage Loan Trust, 2004-3 M1 (1 mo. USD LIBOR + 0.780%)	0.872%	11/25/34	839,201	839,231	(b)
Option One Mortgage Loan Trust, 2007-FXD1 1A1, Step bond	5.866%	1/25/37	291,930	291,845
Owl Rock CLO I Ltd., 2019-1A A (3 mo. USD LIBOR + 1.800%)	1.955%	5/20/31	880,000	883,195	(a)(b)
OZLM XII Ltd., 2015-12A A1R (3 mo. USD LIBOR + 1.050%)	1.236%	4/30/27	238,903	239,049	(a)(b)
OZLM XXII Ltd., 2018-22A A1 (3 mo. USD LIBOR + 1.070%)	1.260%	1/17/31	249,683	249,682	(a)(b)
Parallel Ltd., 2020-1A A1 (3 mo. USD LIBOR + 1.825%)	2.013%	7/20/31	500,000	500,654	(a)(b)
PHEAA Student Loan Trust, 2013-2A A1 (1 mo. USD LIBOR + 0.550%)	0.642%	4/25/30	374,855	372,082	(a)(b)
Renaissance Home Equity Loan Trust, 2003-2 A (1 mo. USD LIBOR + 0.880%)	0.972%	8/25/33	227,125	224,144	(b)
RR 3 Ltd., 2018-3A A1R2 (3 mo. USD LIBOR + 1.090%)	1.274%	1/15/30	650,000	650,594	(a)(b)
SBA Small Business Investment Cos., 2017- 10A 1	2.845%	3/10/27	78,046	82,585

See Notes to Financial Statements.

26	Western Asset Ultra-Short Income Fund 2021 Annual Report

Western Asset Ultra-Short Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
Silver Rock CLO I Ltd., 2020-1A A (3 mo. USD LIBOR + 1.650%)	1.838%	10/20/31	$420,000	$421,505	(a)(b)
SLM Student Loan Trust, 2003-10A A4 (3 mo. USD LIBOR + 0.670%)	0.854%	12/17/68	860,000	861,931	(a)(b)
SLM Student Loan Trust, 2005-4 A3 (3 mo. USD LIBOR + 0.120%)	0.296%	1/25/27	455,687	454,551	(b)
SLM Student Loan Trust, 2005-5 A4 (3 mo. USD LIBOR + 0.140%)	0.316%	10/25/28	585,761	582,917	(b)
SLM Student Loan Trust, 2005-7 A4 (3 mo. USD LIBOR + 0.150%)	0.326%	10/25/29	357,614	356,044	(b)
SLM Student Loan Trust, 2006-2 A6 (3 mo. USD LIBOR + 0.170%)	0.346%	1/25/41	977,780	951,837	(b)
SLM Student Loan Trust, 2006-10 A6 (3 mo. USD LIBOR + 0.150%)	0.326%	3/25/44	1,361,408	1,340,396	(b)
SLM Student Loan Trust, 2013-1 A3 (1 mo. USD LIBOR + 0.550%)	0.642%	5/26/55	973,466	963,709	(b)
SLM Student Loan Trust, 2013-6 A3 (1 mo. USD LIBOR + 0.650%)	0.742%	6/25/55	1,053,353	1,053,511	(b)
SMB Private Education Loan Trust, 2016-B A2B (1 mo. USD LIBOR + 1.450%)	1.565%	2/17/32	213,962	217,171	(a)(b)
SMB Private Education Loan Trust, 2021-A A2B	1.590%	1/15/53	690,000	690,015	(a)
SMB Private Education Loan Trust, 2021-A APT2	1.070%	1/15/53	652,840	648,005	(a)
SMB Private Education Loan Trust, 2021-A C	2.990%	1/15/53	860,000	870,090	(a)
SMB Private Education Loan Trust, 2021-B A	1.310%	7/17/51	940,000	949,874	(a)
SoFi Professional Loan Program Trust, 2020-C AFX	1.950%	2/15/46	1,039,527	1,059,146	(a)
Sound Point CLO XXIII, 2019-2A A1 (3 mo. USD LIBOR + 1.400%)	1.584%	4/15/32	450,000	450,000	(a)(b)
Sunrun Atlas Issuer LLC, 2019-2 A	3.610%	2/1/55	577,467	617,780	(a)
Towd Point Mortgage Trust, 2017-4 A1	2.750%	6/25/57	306,317	316,619	(a)(b)
Towd Point Mortgage Trust, 2017-6 M1	3.250%	10/25/57	960,000	1,017,282	(a)(b)
Toyota Auto Loan Extended Note Trust, 2020-1A A	1.350%	5/25/33	1,110,000	1,134,725	(a)
Toyota Auto Loan Extended Note Trust, 2021-1A A	1.070%	2/27/34	1,310,000	1,315,620	(a)
Tralee CLO V Ltd., 2018-5A B (3 mo. USD LIBOR + 1.700%)	1.888%	10/20/28	420,000	421,353	(a)(b)
Tralee CLO VI Ltd., 2019-6A AS (3 mo. USD LIBOR + 1.300%)	1.476%	10/25/32	430,000	431,139	(a)(b)

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2021 Annual Report	27

Schedule of investments (cont’d)

May 31, 2021

Western Asset Ultra-Short Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Asset-Backed Securities — continued
TRP 2021 LLC, 2021-1 A	2.070%	6/19/51	$930,000	$934,730	(a)(e)
Tryon Park CLO Ltd., 2013-1A A1SR (3 mo. USD LIBOR + 0.890%)	1.074%	4/15/29	1,180,000	1,181,558	(a)(b)
Voya CLO Ltd., 2016-3A A1R (3 mo. USD LIBOR + 1.190%)	1.380%	10/18/31	250,000	251,275	(a)(b)
Voya CLO Ltd., 2018-2A A1 (3 mo. USD LIBOR + 1.000%)	1.184%	7/15/31	550,000	550,56	(a)(b)
Voya CLO Ltd., 2018-3A A1A (3 mo. USD LIBOR + 1.150%)	1.334%	10/15/31	1,000,000	1,001,079	(a)(b)
Voya CLO Ltd., 2018-4A A1AR (3 mo. USD LIBOR + 1.040%)	1.171%	1/15/32	800,000	800,000	(a)(b)(e)
Wendy’s Funding LLC, 2018-1A A2I	3.573%	3/15/48	1,209,375	1,243,731	(a)
Whitebox CLO I Ltd., 2019-1A ANA (3 mo. USD LIBOR + 1.410%)	1.586%	7/24/32	500,000	500,335	(a)(b)
Whitebox CLO II Ltd., 2020-2A A1 (3 mo. USD LIBOR + 1.750%)	1.926%	10/24/31	480,000	481,920	(a)(b)
Whitehorse XII Ltd., 2018-12A A (3 mo. USD LIBOR + 1.250%)	1.434%	10/15/31	300,000	301,652	(a)(b)
Total Asset-Backed Securities (Cost — $86,393,466)				86,818,351
Collateralized Mortgage Obligations (f) — 8.9%
280 Park Avenue Mortgage Trust, 2017-280P A (1 mo. USD LIBOR + 0.880%)	0.981%	9/15/34	500,000	500,716	(a)(b)
Bear Stearns Asset Backed Securities Trust, 2003-AC5 A3 (1 mo. USD LIBOR + 1.100%)	1.192%	10/25/33	254,402	253,069	(b)
BHMS, 2018-ATLS A (1 mo. USD LIBOR + 1.250%)	1.351%	7/15/35	910,000	911,462	(a)(b)
BX Commercial Mortgage Trust, 2020-BXLP A (1 mo. USD LIBOR + 0.800%)	0.901%	12/15/36	832,975	835,042	(a)(b)
BX Commercial Mortgage Trust, 2020-VIV4 A	2.843%	3/9/44	1,070,000	1,111,042	(a)
BXMT Ltd., 2020-FL2 A (1 mo. USD LIBOR + 0.900%)	1.001%	2/15/38	940,000	940,235	(a)(b)
CAMB Commercial Mortgage Trust, 2019- LIFE A (1 mo. USD LIBOR + 1.070%)	1.171%	12/15/37	990,000	993,473	(a)(b)
Cascade MH Asset Trust, 2021-MH1 A1	1.753%	2/25/46	330,382	333,484	(a)
Chevy Chase Mortgage Funding Corp., 2004-3A A2 (1 mo. USD LIBOR + 0.300%)	0.392%	8/25/35	1,967	2,035	(a)(b)
Chevy Chase Mortgage Funding Corp., 2004-4A A2 (1 mo. USD LIBOR + 0.580%)	0.672%	10/25/35	8,698	8,745	(a)(b)
Chevy Chase Mortgage Funding Corp., 2005-1A A2 (1 mo. USD LIBOR + 0.200%)	0.292%	1/25/36	3,191	3,029	(a)(b)

See Notes to Financial Statements.

28	Western Asset Ultra-Short Income Fund 2021 Annual Report

Western Asset Ultra-Short Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (f) — continued
Citigroup Commercial Mortgage Trust, 2017-B1 A4	3.458%	8/15/50	$330,000	$364,078
CSMC Trust, 2021-NQM3 A3	1.632%	4/25/66	990,000	992,475	(a)(b)
CSMC Trust, 2021-RPL3 A1	2.000%	1/25/60	793,465	809,588	(a)(b)
CSMC Trust, 2021-RPL4 A1	1.796%	5/1/49	923,828	925,823	(a)(b)
CSMC Trust, 2010-3R 2A3	4.263%	12/26/36	197,860	200,742	(a)(b)
CSMC Trust, 2014-11R 15A2	2.833%	1/27/36	630,534	630,698	(a)(b)
CSMC Trust, 2019-AFC1 A1, Step bond	2.573%	7/25/49	331,990	337,957	(a)
CSMC Trust, 2019-AFC1 A2, Step bond	2.776%	7/25/49	501,553	509,487	(a)
CSMC Trust, 2019-AFC1 A3, Step bond	2.877%	7/25/49	501,553	508,589	(a)
CSMC Trust, 2019-UVIL A	3.160%	12/15/41	1,480,000	1,550,635	(a)
CSMC Trust, 2020-AFC1 A1	2.240%	2/25/50	1,053,930	1,071,373	(a)(b)
CSMC Trust, 2020-TMIC A (1 mo. USD LIBOR + 3.000%, 3.250% floor)	3.250%	12/15/35	310,000	315,762	(a)(b)
CSMC Trust, 2021-2R 1A1 (1 mo. USD LIBOR + 1.750%)	1.860%	7/25/47	451,722	455,777	(a)(b)
CSMC Trust, 2021-AFC1 A1	0.830%	3/25/56	705,738	706,306	(a)(b)
CSMC Trust, 2021-AFC1 A3	1.169%	3/25/56	705,738	705,938	(a)(b)
Deephaven Residential Mortgage Trust, 2020-2 A2	2.594%	5/25/65	320,000	329,377	(a)
Federal Home Loan Mortgage Corp. (FHLMC) Multifamily Structured Pass-Through Certificates, KS12 A (1 mo. USD LIBOR + 0.650%)	0.757%	8/25/29	1,200,000	1,204,581	(b)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 3877 FA, PAC-1 (1 mo. USD LIBOR + 0.350%)	0.451%	11/15/40	45,127	45,205	(b)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, 4945 KF, PAC (1 mo. USD LIBOR + 0.450%)	0.542%	9/25/49	1,171,624	1,182,951	(b)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA5 M1 (30 Day Average SOFR + 1.300%)	1.310%	10/25/50	74,483	74,496	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2020-DNA6 M1 (30 Day Average SOFR + 0.900%)	0.910%	12/25/50	412,765	413,094	(a)(b)

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2021 Annual Report	29

Schedule of investments (cont’d)

May 31, 2021

Western Asset Ultra-Short Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (f) — continued
Federal Home Loan Mortgage Corp. (FHLMC) REMIC, Structured Agency Credit Risk Debt Notes, 2021-DNA3 M2 (30 Day Average SOFR + 2.100%)	2.110%	10/25/33	$850,000	$865,221	(a)(b)
Federal Home Loan Mortgage Corp. (FHLMC) STRIPS, 19 F	1.267%	6/1/28	6,927	6,960	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2016-DNA1 M3 (1 mo. USD LIBOR + 5.550%)	5.642%	7/25/28	343,628	360,685	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2017-DNA3 M2 (1 mo. USD LIBOR + 2.500%)	2.592%	3/25/30	490,000	501,150	(b)
Federal Home Loan Mortgage Corp. (FHLMC) Structured Agency Credit Risk Debt Notes, 2021-DNA2 M2 (30 Day Average SOFR + 2.300%)	2.310%	8/25/33	370,000	378,817	(a)(b)
Federal National Mortgage Association (FNMA) — CAS, 2013-C01 M2 (1 mo. USD LIBOR + 5.250%)	5.342%	10/25/23	203,899	212,970	(b)
Federal National Mortgage Association (FNMA) — CAS, 2014-C01 M2 (1 mo. USD LIBOR + 4.400%)	4.492%	1/25/24	295,473	302,413	(b)
Federal National Mortgage Association (FNMA) — CAS, 2014-C04 1M2 (1 mo. USD LIBOR + 4.900%)	4.992%	11/25/24	108,457	112,212	(a)(b)
Federal National Mortgage Association (FNMA) — CAS, 2014-C04 2M2 (1 mo. USD LIBOR + 5.000%)	5.092%	11/25/24	105,039	108,065	(b)
Federal National Mortgage Association (FNMA) — CAS, 2017-C05 1M2 (1 mo. USD LIBOR + 2.200%)	2.292%	1/25/30	329,903	335,024	(a)(b)
Federal National Mortgage Association (FNMA) — CAS, 2018-C03 1M2C (1 mo. USD LIBOR + 2.150%)	2.242%	10/25/30	320,000	322,929	(a)(b)
Federal National Mortgage Association (FNMA) — CAS, 2018-C06 1M2 (1 mo. USD LIBOR + 2.000%)	2.092%	3/25/31	400,475	403,064	(a)(b)
Federal National Mortgage Association (FNMA) REMIC, 1997-20 F	0.691%	3/25/27	16,420	16,515	(b)
Federal National Mortgage Association (FNMA), Grantor Trust, 2000-T6 A3	4.238%	11/25/40	112,661	115,394	(b)

See Notes to Financial Statements.

30	Western Asset Ultra-Short Income Fund 2021 Annual Report

Western Asset Ultra-Short Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (f) — continued
Federal National Mortgage Association (FNMA), Grantor Trust, 2002-T19 A4	4.058%	3/25/42	$864,589	$949,907	(b)
Federal National Mortgage Association (FNMA), Grantor Trust, 2004-T3 2A	3.669%	8/25/43	574,497	595,537	(b)
Federal National Mortgage Association (FNMA), Whole Loan, 2003-W6 6A	3.356%	8/25/42	479,838	500,994	(b)
Federal National Mortgage Association (FNMA), Whole Loan, 2003-W8 3F1 (1 mo. USD LIBOR + 0.400%)	0.492%	5/25/42	75,378	75,362	(b)
GCAT Trust, 2020-NQM1 A3, Step bond	2.554%	1/25/60	1,580,255	1,606,088	(a)
Gosforth Funding PLC, 2017-1A A1A (3 mo. USD LIBOR + 0.470%)	0.660%	12/19/59	12,487	12,492	(a)(b)
Government National Mortgage Association (GNMA), 2011-H07 FA (1 mo. USD LIBOR + 0.500%)	0.610%	2/20/61	169,080	169,751	(b)
Government National Mortgage Association (GNMA), 2013-H08 BF (1 mo. USD LIBOR + 0.400%)	0.510%	3/20/63	378,933	380,068	(b)
Government National Mortgage Association (GNMA), 2016-H07 FK (1 mo. USD LIBOR + 1.000%)	1.110%	3/20/66	2,390,780	2,450,221	(b)
Government National Mortgage Association (GNMA), 2017-H15 FN (1 mo. USD LIBOR + 0.500%)	0.610%	7/20/67	803,082	807,515	(b)
GS Mortgage Securities Corp. II, 2000-1A A (1 mo. USD LIBOR + 0.350%)	0.461%	3/20/23	142,225	142,394	(a)(b)
GS Mortgage Securities Corp. Trust, 2019- SOHO A (1 mo. USD LIBOR + 0.900%)	1.001%	6/15/36	1,500,000	1,501,576	(a)(b)
HarborView Mortgage Loan Trust, 2005-9 2A1B (1 mo. USD LIBOR + 0.740%)	0.839%	6/20/35	313,602	313,033	(b)
HarborView Mortgage Loan Trust, 2005-9 2A1C (1 mo. USD LIBOR + 0.900%)	0.999%	6/20/35	257,730	255,577	(b)
Impac CMB Trust, 2005-7 A1 (1 mo. USD LIBOR + 0.520%)	0.612%	11/25/35	290,452	274,395	(b)
IMT Trust, 2017-APTS AFL (1 mo. USD LIBOR + 0.700%)	0.801%	6/15/34	352,056	351,869	(a)(b)
JPMorgan Mortgage Trust, 2018-5 A1	3.500%	10/25/48	99,184	100,514	(a)(b)
Legacy Mortgage Asset Trust, 2021-GS2 A1, Step bond	1.750%	4/25/61	841,838	844,524	(a)
Morgan Stanley Bank of America Merrill Lynch Trust, 2016-C32 ASB	3.514%	12/15/49	540,000	584,881

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2021 Annual Report	31

Schedule of investments (cont’d)

May 31, 2021

Western Asset Ultra-Short Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (f) — continued
Morgan Stanley Capital I Trust, 2017-ASHF A (1 mo. USD LIBOR + 0.850%)	0.951%	11/15/34	$187,607	$187,708	(a)(b)
MRA Issuance Trust, 2021-EBO1 A1X (1 mo. USD LIBOR + 1.750%)	1.860%	10/8/21	590,000	590,539	(a)(b)
MRCD Mortgage Trust, 2019-PARK A	2.718%	12/15/36	1,520,000	1,592,668	(a)
New Residential Mortgage Loan Trust, 2015-1A A3	3.750%	5/28/52	245,272	260,882	(a)(b)
New Residential Mortgage Loan Trust, 2016-4A A1	3.750%	11/25/56	154,097	164,801	(a)(b)
New Residential Mortgage Loan Trust, 2017-3A A1	4.000%	4/25/57	294,439	317,424	(a)(b)
New Residential Mortgage Loan Trust, 2019-6A A1B	3.500%	9/25/59	548,809	581,532	(a)(b)
New Residential Mortgage Loan Trust, 2019- RPL3 A1	2.750%	7/25/59	649,405	680,538	(a)(b)
New York Mortgage Trust, 2005-2 A (1 mo. USD LIBOR + 0.660%)	0.752%	8/25/35	143,900	141,083	(b)
Nomura Asset Acceptance Corp. Alternative Loan Trust, 2003-A1 M	6.573%	5/25/33	323,742	209,486	(b)
Nomura Asset Acceptance Corp. Alternative Loan Trust, 2007-1 1A4, Step bond	6.138%	3/25/47	325,305	338,055
PMT Credit Risk Transfer Trust, 2019-2R A (1 mo. USD LIBOR + 2.750%)	2.840%	5/27/23	324,550	321,286	(a)(b)
PMT Credit Risk Transfer Trust, 2019-3R A (1 mo. USD LIBOR + 2.700%)	2.790%	10/27/22	354,213	355,455	(a)(b)
Prime Mortgage Trust, 2006-DR1 2A1	5.500%	5/25/35	323,942	298,837	(a)
RAMP Trust, 2004-SL4 A5	7.500%	7/25/32	7,787	4,857
Residential Asset Securitization Trust, 2003- A11 A2, PAC (1 mo. USD LIBOR + 0.450%)	0.542%	11/25/33	57,594	56,752	(b)
Rosslyn Portfolio Trust, 2017-ROSS A (1 mo. USD LIBOR + 0.950%, 1.939% floor)	1.939%	6/15/33	478,625	479,236	(a)(b)
Sequoia Mortgage Trust, 9 2A	1.766%	9/20/32	118,178	119,023	(b)
SFO Commercial Mortgage Trust, 2021-555 A (1 mo. USD LIBOR + 1.150%)	1.251%	5/15/38	920,000	923,137	(a)(b)
Structured ARM Loan Trust, 2004-2 1A1	2.964%	3/25/34	97,512	98,184	(b)
Structured Asset Securities Corp., 2005-RF3 2A	3.568%	6/25/35	475,910	452,523	(a)(b)
Tharaldson Hotel Portfolio Trust, 2018-THL A (1 mo. USD LIBOR + 0.900%)	1.006%	11/11/34	291,629	291,255	(a)(b)

See Notes to Financial Statements.

32	Western Asset Ultra-Short Income Fund 2021 Annual Report

Western Asset Ultra-Short Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Collateralized Mortgage Obligations (f) — continued
WaMu Mortgage Pass-Through Certificates Trust, 2005-4 CB9 (1 mo. USD LIBOR + 0.400%)	0.492%	6/25/35	$356,528	$300,927	(b)
WaMu Mortgage Pass-Through Certificates Trust, 2005-AR6 2A1A (1 mo. USD LIBOR + 0.460%)	0.552%	4/25/45	1,163,736	1,148,786	(b)
WaMu Mortgage Pass-Through Certificates Trust, 2005-AR8 2A1A (1 mo. USD LIBOR + 0.580%)	0.672%	7/25/45	1,380,681	1,360,383	(b)
WaMu Mortgage Pass-Through Certificates Trust, 2005-AR8 2AB3 (1 mo. USD LIBOR + 0.720%)	0.812%	7/25/45	442,515	435,343	(b)
Wells Fargo Commercial Mortgage Trust, 2015-NXS3 ASB	3.371%	9/15/57	150,348	160,010
Total Collateralized Mortgage Obligations (Cost — $46,569,409)				47,056,091
U.S. Government & Agency Obligations — 6.4%
U.S. Government Obligations — 6.4%
U.S. Treasury Bonds	2.000%	2/15/50	760,000	712,589
U.S. Treasury Notes	0.125%	7/31/22	6,660,000	6,664,683
U.S. Treasury Notes	0.250%	5/31/25	2,480,000	2,449,194
U.S. Treasury Notes	0.250%	6/30/25	500,000	493,340
U.S. Treasury Notes	0.250%	7/31/25	1,955,000	1,926,897
U.S. Treasury Notes	0.250%	10/31/25	6,270,000	6,155,376
U.S. Treasury Notes	0.375%	12/31/25	1,700,000	1,674,434
U.S. Treasury Notes	0.375%	1/31/26	9,300,000	9,146,150
U.S. Treasury Notes	0.375%	9/30/27	4,870,000	4,646,094
Total U.S. Government & Agency Obligations (Cost — $34,452,139)				33,868,757
Mortgage-Backed Securities — 4.3%
FHLMC — 0.5%
Federal Home Loan Mortgage Corp. (FHLMC)	3.500%	4/1/33	62,228	67,193
Federal Home Loan Mortgage Corp. (FHLMC)	3.000%	10/1/46-10/1/50	1,231,548	1,298,196
Federal Home Loan Mortgage Corp. (FHLMC)	4.000%	3/1/48	200,187	218,470
Federal Home Loan Mortgage Corp. (FHLMC)	2.500%	1/1/51	292,616	304,503
Federal Home Loan Mortgage Corp. (FHLMC)	1.500%	3/1/51	98,989	96,323
Federal Home Loan Mortgage Corp. (FHLMC)	2.000%	3/1/51-4/1/51	296,942	300,320
Total FHLMC				2,285,005

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2021 Annual Report	33

Schedule of investments (cont’d)

May 31, 2021

Western Asset Ultra-Short Income Fund

Security	Rate	Maturity Date	Face Amount	Value
FNMA — 3.3%
Federal National Mortgage Association (FNMA)	2.500%	3/1/38-3/1/51	$468,342	$486,410
Federal National Mortgage Association (FNMA)	4.500%	5/1/46-1/1/59	1,563,937	1,713,433
Federal National Mortgage Association (FNMA)	4.000%	7/1/47-7/1/50	2,523,418	2,723,197
Federal National Mortgage Association (FNMA)	3.500%	3/1/48-9/1/50	3,646,995	3,890,393
Federal National Mortgage Association (FNMA)	3.000%	12/1/48-11/1/50	4,314,270	4,564,097
Federal National Mortgage Association (FNMA)	2.000%	1/1/51-4/1/51	1,384,757	1,401,261
Federal National Mortgage Association (FNMA)	2.500%	6/1/51-8/1/51	2,300,000	2,374,920	(g)
Federal National Mortgage Association (FNMA) (1 year Treasury Constant Maturity Rate + 2.375%)	2.559%	9/1/37	300,246	319,554	(b)
Total FNMA				17,473,265
GNMA — 0.5%
Government National Mortgage Association (GNMA) II	4.000%	6/20/47	134,531	144,687
Government National Mortgage Association (GNMA) II	4.500%	8/20/47	119,315	129,510
Government National Mortgage Association (GNMA) II	3.500%	9/20/48	50,903	53,885
Government National Mortgage Association (GNMA) II	5.000%	1/20/49	234,483	255,081
Government National Mortgage Association (GNMA) II	3.000%	12/20/49-7/20/50	1,254,430	1,308,726
Government National Mortgage Association (GNMA) II	2.000%	12/20/50	294,292	299,616
Government National Mortgage Association (GNMA) II	2.500%	12/20/50	197,058	205,757
Government National Mortgage Association (GNMA) II	2.500%	6/1/51	300,000	310,687	(g)
Total GNMA				2,707,949
Total Mortgage-Backed Securities (Cost — $22,557,654)				22,466,219

See Notes to Financial Statements.

34	Western Asset Ultra-Short Income Fund 2021 Annual Report

Western Asset Ultra-Short Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Senior Loans — 1.3%
Communication Services — 0.4%
Diversified Telecommunication Services — 0.0%††
Level 3 Financing Inc., 2027 Term Loan B (1 mo. USD LIBOR + 1.750%)	1.843%	3/1/27	$41,559	$41,147	(b)(h)(i)
Media — 0.4%
Charter Communications Operating LLC, Term Loan B1 (1 mo. USD LIBOR + 1.750%)	1.850%	4/30/25	525,542	525,512	(b)(h)(i)
Nexstar Broadcasting Inc., Term Loan B4	—	9/18/26	500,000	499,427	(j)
Numericable U.S. LLC, USD Term Loan B12 (3 mo. USD LIBOR + 3.688%)	3.871%	1/31/26	38,156	37,929	(b)(h)(i)
Univision Communications Inc., 2020 First Lien New Replacement Term Loan (the greater of 1 mo. USD LIBOR or 1.000% + 3.750%)	4.750%	3/15/26	578,618	581,258	(b)(h)(i)
Virgin Media Bristol LLC, Term Loan Facility N (1 mo. USD LIBOR + 2.500%)	2.601%	1/31/28	40,000	39,806	(b)(h)(i)
Total Media				1,683,932
Total Communication Services				1,725,079
Consumer Discretionary — 0.5%
Diversified Consumer Services — 0.1%
Prime Security Services Borrower LLC, 2021 Refinancing Term Loan B1	3.500%	9/23/26	569,091	570,006	(b)(h)(i)(j)
Hotels, Restaurants & Leisure — 0.1%
1011778 BC Unlimited Liability Co., Term Loan B4 (1 mo. USD LIBOR + 1.750%)	1.843%	11/19/26	80,022	79,000	(b)(h)(i)
Caesars Resort Collection LLC, Term Loan B (1 mo. USD LIBOR + 2.750%)	2.843%	12/23/24	521,769	518,231	(b)(h)(i)(j)
Hilton Worldwide Finance LLC, Refinance Term Loan B2 (1 mo. USD LIBOR + 1.750%)	1.842%	6/22/26	85,086	84,489	(b)(h)(i)
Total Hotels, Restaurants & Leisure				681,720
Specialty Retail — 0.3%
Great Outdoors Group LLC, Term Loan B1 (the greater of 6 mo. USD LIBOR or 0.750% + 4.250%)	5.000%	3/6/28	500,000	504,500	(b)(h)(i)
Harbor Freight Tools USA Inc., 2020 Initial Term Loan	—	10/19/27	500,000	501,667	(j)
Michaels Cos. Inc., Term Loan B (the greater of 3 mo. USD LIBOR or 0.750% + 4.250%)	5.000%	4/15/28	500,000	501,953	(b)(h)(i)
Total Specialty Retail				1,508,120
Total Consumer Discretionary				2,759,846

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2021 Annual Report	35

Schedule of investments (cont’d)

May 31, 2021

Western Asset Ultra-Short Income Fund

Security	Rate	Maturity Date	Face Amount	Value
Financials — 0.0%††
Diversified Financial Services — 0.0%††
Trans Union LLC, Term Loan B5 (1 mo. USD LIBOR + 1.750%)	1.843%	11/16/26	$32,607	$32,511	(b)(h)(i)
VFH Parent LLC, Initial Term Loan (1 mo. USD LIBOR + 3.000%)	3.093%	3/1/26	7,980	7,990	(b)(h)(i)
Total Diversified Financial Services				40,501
Insurance — 0.0%††
Asurion LLC, New Term Loan B7 (1 mo. USD LIBOR + 3.000%)	3.093%	11/3/24	48,993	48,853	(b)(h)(i)
Total Financials				89,354
Health Care — 0.2%
Health Care Providers & Services — 0.1%
Grifols Worldwide Operations USA Inc., Dollar Term Loan B	—	11/15/27	500,000	496,146	(j)
Pharmaceuticals — 0.1%
Jazz Financing Lux Sarl, Initial Dollar Term Loan	—	5/5/28	500,000	502,768	(j)
Total Health Care				998,914
Industrials — 0.1%
Road & Rail — 0.1%
Genesee & Wyoming Inc., Initial Term Loan	—	12/30/26	500,000	498,407	(j)
Information Technology — 0.1%
Software — 0.1%
DCert Buyer Inc., First Lien Initial Term Loan (1 mo. USD LIBOR + 4.000%)	4.093%	10/16/26	500,000	500,989	(b)(h)(i)
Materials — 0.0%††
Containers & Packaging — 0.0%††
Berry Global Inc., Term Loan Z (1 mo. USD LIBOR + 1.750%)	1.845%	7/1/26	26,503	26,323	(b)(h)(i)
Reynolds Consumer Products LLC, Initial Term Loan (1 mo. USD LIBOR + 1.750%)	1.843%	2/4/27	8,537	8,511	(b)(h)(i)
Total Materials				34,834
Total Senior Loans (Cost — $6,569,239)				6,607,423
Sovereign Bonds — 0.2%
United Arab Emirates — 0.2%
Abu Dhabi Government International Bond, Senior Notes (Cost — $1,207,840)	0.750%	9/2/23	1,210,000	1,221,598	(a)
Total Investments before Short-Term Investments (Cost — $395,217,164)				397,018,236

See Notes to Financial Statements.

36	Western Asset Ultra-Short Income Fund 2021 Annual Report

Western Asset Ultra-Short Income Fund

Security	Rate	Shares	Value
Short-Term Investments — 24.9%
Western Asset Premier Institutional Government Reserves, Premium Shares (Cost — $130,863,719)	0.010%	130,863,719	$130,863,719	(k)
Total Investments — 100.4% (Cost — $526,080,883)			527,881,955
Liabilities in Excess of Other Assets — (0.4)%			(2,273,346)
Total Net Assets — 100.0%			$525,608,609

††	Represents less than 0.1%.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)

Security is exempt from registration under Regulation S of the Securities Act of 1933. Regulation S applies to securities offerings that are made outside of the United States and do not involve direct selling efforts in the United States. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(d)	Security has no maturity date. The date shown represents the next call date.

(e)	Securities traded on a when-issued or delayed delivery basis.

(f)

Collateralized mortgage obligations are secured by an underlying pool of mortgages or mortgage pass-through certificates that are structured to direct payments on underlying collateral to different series or classes of the obligations. The interest rate may change positively or inversely in relation to one or more interest rates, financial indices or other financial indicators and may be subject to an upper and/or lower limit.

(g)	This security is traded on a to-be-announced (“TBA”) basis. At May 31, 2021, the Fund held TBA securities with a total cost of $2,686,586.

(h)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(i)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

(j)	All or a portion of this loan is unfunded as of May 31, 2021. The interest rate for fully unfunded term loans is to be determined.

(k)

In this instance, as defined in the Investment Company Act of 1940, an “Affiliated Company” represents Fund ownership of at least 5% of the outstanding voting securities of an issuer, or a company which is under common ownership or control with the Fund. At May 31, 2021, the total market value of investments in Affiliated Companies was $130,863,719 and the cost was $130,863,719 (Note 8).

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2021 Annual Report	37

Schedule of investments (cont’d)

May 31, 2021

Western Asset Ultra-Short Income Fund

Abbreviation(s) used in this schedule:

ARM	—	Adjustable Rate Mortgage

CAS	—	Connecticut Avenue Securities

CDO	—	Collateralized Debt Obligation

CLO	—	Collateralized Loan Obligation

LIBOR	—	London Interbank Offered Rate

PAC	—	Planned Amortization Class

REMIC	—	Real Estate Mortgage Investment Conduit

SOFR	—	Secured Overnight Financing Rate

STRIPS	—	Separate Trading of Registered Interest and Principal Securities

USD	—	United States Dollar

At May 31, 2021, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
90-Day Eurodollar	219	12/23	$54,163,001	$54,224,400	$61,399
U.S. Treasury 10-Year Notes	53	9/21	6,996,920	6,992,687	(4,233)
					57,166
Contracts to Sell:
90-Day Eurodollar	49	12/25	12,005,113	12,009,900	(4,787)
90-Day Eurodollar	38	12/21	9,477,795	9,483,375	(5,580)
U.S. Treasury 2-Year Notes	383	9/21	84,499,106	84,541,266	(42,160)
U.S. Treasury 5-Year Notes	414	9/21	51,275,437	51,274,546	891
U.S. Treasury Long-Term Bonds	35	9/21	5,439,973	5,478,594	(38,621)
U.S. Treasury Ultra Long- Term Bonds	4	9/21	744,806	741,000	3,806
					(86,451)
Net unrealized depreciation on open futures contracts					$(29,285)

At May 31, 2021, the Fund had the following open swap contracts:

CENTRALLY CLEARED INTEREST RATE SWAPS
Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
$1,930,000	5/13/22	3.450%*	CPURNSA*	—	$7,170
6,220,000	5/13/23	2.940%*	CPURNSA*	—	26,071
8,150,000	5/13/26	CPURNSA*	2.750%*	$6,056	2,504

See Notes to Financial Statements.

38	Western Asset Ultra-Short Income Fund 2021 Annual Report

Western Asset Ultra-Short Income Fund

CENTRALLY CLEARED INTEREST RATE SWAPS (cont’d)
	Notional Amount	Termination Date	Payments Made by the Fund†	Payments Received by the Fund†	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
	$146,000	5/15/27	0.260% annually	Daily U.S. Federal Funds Intraday Effective Rate annually	$(453)	$6,042
	4,010,000	11/15/27	0.780% semi-annually	3-Month LIBOR quarterly	10,056	81,977
	4,631,000	2/15/28	1.250% semi-annually	3-Month LIBOR quarterly	7,440	(16,159)
Total	$25,087,000				$23,099	$107,605

†	Percentage shown is an annual percentage rate.

*	One time payment made at termination date.

Abbreviation(s) used in this table:

CPURNSA	—	U.S. CPI Urban Consumers NSA Index

LIBOR	—	London Interbank Offered Rate

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2021 Annual Report	39

Statement of assets and liabilities

May 31, 2021

Assets:
Investments in unaffiliated securities, at value (Cost — $395,217,164)	$397,018,236
Investments in affiliated securities, at value (Cost — $130,863,719)	130,863,719
Cash	1,015,222
Receivable for Fund shares sold	8,451,468
Receivable for securities sold	1,451,899
Interest receivable	1,242,939
Deposits with brokers for centrally cleared swap contracts	1,154,000
Deposits with brokers for open futures contracts	596,011
Prepaid expenses	91,552
Total Assets	541,885,046

Liabilities:
Payable for securities purchased	12,724,652
Payable for Fund shares repurchased	2,518,258
Payable to broker — net variation margin on centrally cleared swap contracts	765,673
Investment management fee payable	118,678
Service and/or distribution fees payable	55,926
Payable to broker — net variation margin on open futures contracts	34,905
Distributions payable	9,166
Trustees’ fees payable	1,094
Accrued expenses	48,085
Total Liabilities	16,276,437
Total Net Assets	$525,608,609

Net Assets:
Par value (Note 7)	$583
Paid-in capital in excess of par value	548,002,284
Total distributable earnings (loss)	(22,394,258)
Total Net Assets	$525,608,609

See Notes to Financial Statements.

40	Western Asset Ultra-Short Income Fund 2021 Annual Report

Net Assets:
Class A	$270,865,480
Class C	$1,653,049
Class C1	$363,619
Class I	$233,302,583
Class IS	$19,423,878

Shares Outstanding:
Class A	29,979,958
Class C	180,716
Class C1	40,641
Class I	25,923,780
Class IS	2,150,128

Net Asset Value:
Class A (and redemption price)	$9.03
Class C*	$9.15
Class C1 (and redemption price)	$8.95
Class I (and redemption price)	$9.00
Class IS (and redemption price)	$9.03

*	Redemption price per share is NAV of Class C shares reduced by a 1.00% CDSC if shares are redeemed within one year from purchase payment (Note 2).

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2021 Annual Report	41

Statement of operations

For the Year Ended May 31, 2021

Investment Income:
Interest from unaffiliated investments	$3,705,266
Interest from affiliated investments	9,645
Less: Foreign taxes withheld	(7,085)
Total Investment Income	3,707,826

Expenses:
Investment management fee (Note 2)	955,071
Service and/or distribution fees (Notes 2 and 5)	406,362
Transfer agent fees (Note 5)	223,024
Registration fees	128,275
Fund accounting fees	73,413
Excise tax (Note 1)	50,010
Audit and tax fees	40,923
Shareholder reports	21,849
Custody fees	9,705
Legal fees	9,415
Trustees’ fees	5,170
Insurance	3,490
Commitment fees (Note 9)	3,098
Interest expense	292
Miscellaneous expenses	6,803
Total Expenses	1,936,900
Less: Fee waivers and/or expense reimbursements (Notes 2 and 5)	(309,393)
Net Expenses	1,627,507
Net Investment Income	2,080,319

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions in unaffiliated securities	101,949
Futures contracts	1,743,210
Written options	50,837
Swap contracts	(1,413,669)
Foreign currency transactions	3,923
Net Realized Gain	486,250
Change in Net Unrealized Appreciation (Depreciation) From:
Investments in unaffiliated securities	5,218,635
Investments in affiliated securities	2,439
Futures contracts	(670,698)
Swap contracts	1,401,465
Change in Net Unrealized Appreciation (Depreciation)	5,951,841
Net Gain on Investments, Futures Contracts, Written Options, Swap Contracts and Foreign Currency Transactions	6,438,091
Increase in Net Assets From Operations	$8,518,410

See Notes to Financial Statements.

42	Western Asset Ultra-Short Income Fund 2021 Annual Report

Statements of changes in net assets

For the Years Ended May 31,	2021	2020

Operations:
Net investment income	$2,080,319	$6,022,590
Net realized gain (loss)	486,250	(3,354,159)
Change in net unrealized appreciation (depreciation)	5,951,841	(5,796,929)
Increase (Decrease) in Net Assets From Operations	8,518,410	(3,128,498)

Distributions to Shareholders From (Notes 1 and 6):
Total distributable earnings	(5,400,877)	(7,482,054)
Decrease in Net Assets From Distributions to Shareholders	(5,400,877)	(7,482,054)

Fund Share Transactions (Note 7):
Net proceeds from sale of shares	557,342,941	253,835,053
Reinvestment of distributions	5,302,401	7,286,227
Cost of shares repurchased	(247,614,042)	(273,848,593)
Increase (Decrease) in Net Assets From Fund Share Transactions	315,031,300	(12,727,313)
Increase (Decrease) in Net Assets	318,148,833	(23,337,865)

Net Assets:
Beginning of year	207,459,776	230,797,641
End of year	$525,608,609	$207,459,776

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2021 Annual Report	43

Financial highlights

For a share of each class of beneficial interest outstanding throughout each year ended May 31:
Class A Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$8.89	$9.10	$9.08	$9.07	$8.88

Income (loss) from operations:
Net investment income	0.05	0.19	0.23	0.19	0.12
Net realized and unrealized gain (loss)	0.23	(0.16)	0.04	0.01	0.21
Total income from operations	0.28	0.03	0.27	0.20	0.33

Less distributions from:
Net investment income	(0.14)	(0.24)	(0.25)	(0.19)	(0.14)
Total distributions	(0.14)	(0.24)	(0.25)	(0.19)	(0.14)

Net asset value, end of year	$9.03	$8.89	$9.10	$9.08	$9.07
Total return[2]	3.21%	0.27%[3]	3.00%	2.26%	3.72%

Net assets, end of year (000s)	$270,865	$105,652	$73,672	$40,379	$27,984

Ratios to average net assets:
Gross expenses	0.72%	0.84%	0.95%	1.01%	0.84%
Net expenses[4,5]	0.64	0.71	0.78	0.92	0.80
Net investment income	0.51	2.06	2.50	2.08	1.31

Portfolio turnover rate	39%[6]	75%[6]	32%[6]	36%[6]	26%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures, exclusive of sales charges, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been unchanged for the year ended May 31, 2020.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A shares did not exceed 0.65%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to February 12, 2020, the expense limitation was 0.88%.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 47%, 76%, 34% and 44% for the years ended May 31, 2021, 2020, 2019 and 2018, respectively.

See Notes to Financial Statements.

44	Western Asset Ultra-Short Income Fund 2021 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended May 31:
Class C Shares[1]	2021	2020		2019	2018	2017

Net asset value, beginning of year	$9.01	$9.06		$9.04	$9.04	$8.85

Income (loss) from operations:
Net investment income (loss)	(0.02)	0.25	[2]	0.15	0.11	0.06
Net realized and unrealized gain (loss)	0.24	(0.14)		0.05	0.02	0.20
Total income from operations	0.22	0.11		0.20	0.13	0.26

Less distributions from:
Net investment income	(0.08)	(0.16)		(0.18)	(0.13)	(0.07)
Total distributions	(0.08)	(0.16)		(0.18)	(0.13)	(0.07)

Net asset value, end of year	$9.15	$9.01		$9.06	$9.04	$9.04
Total return[3]	2.39%	1.28%[2,4]		2.23%	1.41%	2.90%

Net assets, end of year (000s)	$1,653	$1,813		$2,592	$8,966	$7,154

Ratios to average net assets:
Gross expenses	1.49%	1.61%		1.69%	1.74%	1.67%
Net expenses[5,6]	1.43	0.10	[2]	1.53	1.64	1.63
Net investment income (loss)	(0.20)	2.74	[2]	1.67	1.26	0.67

Portfolio turnover rate	39%[7]	75%[7]		32%[7]	36%[7]	26%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Ratios and total return for Class C for the year ended May 31, 2020 reflect prior period 12b-1 fee reimbursements. If these reimbursements were not included, net investment income per share would have been 0.19, total return would have been 0.38% and the net expense and net investment income ratios would have been 0.79% and 2.04%, respectively.

[3]

Performance figures, exclusive of CDSC, may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been 1.17% for the year ended May 31, 2020.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C shares did not exceed 1.63%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to July 20, 2018, the expense limitation was 1.70%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 47%, 76%, 34% and 44% for the years ended May 31, 2021, 2020, 2019 and 2018, respectively.

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2021 Annual Report	45

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended May 31:
Class C1 Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$8.81	$9.03	$9.01	$9.01	$8.83

Income (loss) from operations:
Net investment income (loss)	(0.01)	0.15	0.18	0.14	0.07
Net realized and unrealized gain (loss)	0.23	(0.18)	0.04	0.01	0.20
Total income (loss) from operations	0.22	(0.03)	0.22	0.15	0.27

Less distributions from:
Net investment income	(0.08)	(0.19)	(0.20)	(0.15)	(0.09)
Total distributions	(0.08)	(0.19)	(0.20)	(0.15)	(0.09)

Net asset value, end of year	$8.95	$8.81	$9.03	$9.01	$9.01
Total return[2]	2.39%	(0.24)%[3]	2.48%	1.68%	3.04%

Net assets, end of year (000s)	$364	$858	$5,126	$24,252	$27,152

Ratios to average net assets:
Gross expenses	1.54%	1.47%	1.46%	1.48%	1.42%
Net expenses[4,5]	1.37	1.35	1.29	1.38	1.38
Net investment income (loss)	(0.08)	1.66	1.95	1.60	0.78

Portfolio turnover rate	39%[6]	75%[6]	32%[6]	36%[6]	26%

[1]	Per share amounts have been calculated using the average shares method.

[2]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[3]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been -0.35% for the year ended May 31, 2020.

[4]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class C1 shares did not exceed 1.38%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 47%, 76%, 34% and 44% for the years ended May 31, 2021, 2020, 2019 and 2018, respectively.

See Notes to Financial Statements.

46	Western Asset Ultra-Short Income Fund 2021 Annual Report

For a share of each class of beneficial interest outstanding throughout each year ended May 31:
Class I Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$8.86	$9.06	$9.04	$9.04	$8.86

Income (loss) from operations:
Net investment income	0.07	0.21	0.25	0.22	0.14
Net realized and unrealized gain (loss)	0.24	(0.15)	0.04	0.00 [2]	0.20
Total income from operations	0.31	0.06	0.29	0.22	0.34

Less distributions from:
Net investment income	(0.17)	(0.26)	(0.27)	(0.22)	(0.16)
Total distributions	(0.17)	(0.26)	(0.27)	(0.22)	(0.16)

Net asset value, end of year	$9.00	$8.86	$9.06	$9.04	$9.04
Total return[3]	3.50%	0.62%[4]	3.28%	2.48%	3.82%

Net assets, end of year (000s)	$233,303	$95,351	$139,000	$60,684	$28,404

Ratios to average net assets:
Gross expenses	0.49%	0.62%	0.70%	0.72%	0.65%
Net expenses[5,6]	0.37	0.48	0.52	0.62	0.61
Net investment income	0.80	2.34	2.75	2.38	1.56

Portfolio turnover rate	39%[7]	75%[7]	32%[7]	36%[7]	26%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been unchanged for the year ended May 31, 2020.

[5]	Reflects fee waivers and/or expense reimbursements.

[6]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class I shares did not exceed 0.38%. This expense limitation arrangement cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to February 12, 2020, the expense limitation was 0.53%. Prior to July 20, 2018, the expense limitation was 0.65%.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 47%, 76%, 34% and 44% for the years ended May 31, 2021, 2020, 2019 and 2018, respectively.

See Notes to Financial Statements.

Western Asset Ultra-Short Income Fund 2021 Annual Report	47

Financial highlights (cont’d)

For a share of each class of beneficial interest outstanding throughout each year ended May 31:
Class IS Shares[1]	2021	2020	2019	2018	2017

Net asset value, beginning of year	$8.89	$9.09	$9.07	$9.04	$8.86

Income (loss) from operations:
Net investment income	0.07	0.23	0.25	0.23	0.15
Net realized and unrealized gain (loss)	0.24	(0.17)	0.05	0.00 [2]	0.19
Total income from operations	0.31	0.06	0.30	0.23	0.34

Less distributions from:
Net investment income	(0.17)	(0.26)	(0.28)	(0.20)	(0.16)
Total distributions	(0.17)	(0.26)	(0.28)	(0.20)	(0.16)

Net asset value, end of year	$9.03	$8.89	$9.09	$9.07	$9.04
Total return[3]	3.52%	0.69%[4]	3.35%	2.56%	3.91%

Net assets, end of year (000s)	$19,424	$3,786	$10,408	$12,310	$4,819

Ratios to average net assets:
Gross expenses	0.41%	0.54%	0.62%	0.65%	0.59%
Net expenses[5,6]	0.34	0.41	0.45	0.55	0.55
Net investment income	0.78	2.52	2.78	2.53	1.69

Portfolio turnover rate	39%[7]	75%[7]	32%[7]	36%[7]	26%

[1]	Per share amounts have been calculated using the average shares method.

[2]	Amount represents less than $0.005 per share.

[3]

Performance figures may reflect compensating balance arrangements, fee waivers and/or expense reimbursements. In the absence of compensating balance arrangements, fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

[4]	The total return includes gains from settlement of investment litigations. Without these gains, the total return would have been unchanged for the year ended May 31, 2020.

[5]

As a result of an expense limitation arrangement, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class IS shares did not exceed 0.35%. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund. Prior to February 12, 2020, the expense limitation was 0.43%. Prior to July 20, 2018, the expense limitation was 0.65%.

[6]	Reflects fee waivers and/or expense reimbursements.

[7]

Excluding mortgage dollar roll transactions. If mortgage dollar roll transactions had been included, the portfolio turnover rate would have been 47%, 76%, 34% and 44% for the years ended May 31, 2021, 2020, 2019 and 2018, respectively.

See Notes to Financial Statements.

48	Western Asset Ultra-Short Income Fund 2021 Annual Report

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Ultra-Short Income Fund (the “Fund”) is a separate diversified investment series of Legg Mason Partners Income Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will normally use the currency exchange rates as of 4:00 p.m. (Eastern Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (formerly known as Legg Mason North Atlantic Fund Valuation Committee prior to March 1, 2021) (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

Western Asset Ultra-Short Income Fund 2021 Annual Report	49

Notes to financial statements (cont’d)

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

50	Western Asset Ultra-Short Income Fund 2021 Annual Report

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Corporate Bonds & Notes	—	$198,979,797	—	$198,979,797
Asset-Backed Securities	—	86,818,351	—	86,818,351
Collateralized Mortgage Obligations	—	47,056,091	—	47,056,091
U.S. Government & Agency Obligations	—	33,868,757	—	33,868,757
Mortgage-Backed Securities	—	22,466,219	—	22,466,219
Senior Loans	—	6,607,423	—	6,607,423
Sovereign Bonds	—	1,221,598	—	1,221,598
Total Long-Term Investments	—	397,018,236	—	397,018,236
Short-Term Investments†	$130,863,719	—	—	130,863,719
Total Investments	$130,863,719	$397,018,236	—	$527,881,955
Other Financial Instruments:
Futures Contracts††	$66,096	—	—	$66,096
Centrally Cleared Interest Rate Swaps††	—	$123,764	—	123,764
Total Other Financial Instruments	$66,096	$123,764	—	$189,860
Total	$130,929,815	$397,142,000	—	$528,071,815

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts††	$95,381	—	—	$95,381
Centrally Cleared Interest Rate Swaps††	—	$16,159	—	16,159
Total	$95,381	$16,159	—	$111,540

†	See Schedule of Investments for additional detailed categorizations.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

(b) Purchased options. When the Fund purchases an option, an amount equal to the premium paid by the Fund is recorded as an investment on the Statement of Assets and Liabilities, the value of which is marked-to-market to reflect the current market value of the option purchased. If the purchased option expires, the Fund realizes a loss equal to the amount of premium paid. When an instrument is purchased or sold through the exercise of an option, the related premium paid is added to the basis of the instrument acquired or deducted from the proceeds of the instrument sold. The risk associated with purchasing put and call options is limited to the premium paid.

Western Asset Ultra-Short Income Fund 2021 Annual Report	51

Notes to financial statements (cont’d)

(c) Written options. When the Fund writes an option, an amount equal to the premium received by the Fund is recorded as a liability, the value of which is marked-to-market daily to reflect the current market value of the option written. If the option expires, the premium received is recorded as a realized gain. When a written call option is exercised, the difference between the premium received plus the option exercise price and the Fund’s basis in the underlying security (in the case of a covered written call option), or the cost to purchase the underlying security (in the case of an uncovered written call option), including brokerage commission, is recognized as a realized gain or loss. When a written put option is exercised, the amount of the premium received is subtracted from the cost of the security purchased by the Fund from the exercise of the written put option to form the Fund’s basis in the underlying security purchased. The writer or buyer of an option traded on an exchange can liquidate the position before the exercise of the option by entering into a closing transaction. The cost of a closing transaction is deducted from the original premium received resulting in a realized gain or loss to the Fund.

The risk in writing a covered call option is that the Fund may forego the opportunity of profit if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that the Fund may incur a loss if the market price of the underlying security decreases and the option is exercised. The risk in writing an uncovered call option is that the Fund is exposed to the risk of loss if the market price of the underlying security increases. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(d) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in interest rates or gain exposure to, or hedge against, changes in certain asset classes. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized gains or losses in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(e) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be

52	Western Asset Ultra-Short Income Fund 2021 Annual Report

entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of May 31, 2021, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the year ended May 31, 2021, see Note 4.

Interest rate swaps

The Fund enters into interest rate swap contracts to manage its exposure to interest rate risk. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The Fund may elect to pay a fixed rate and receive a floating rate, receive a fixed rate and pay a floating rate, or pay and receive a floating rate, on a notional principal amount. Interest rate swaps are marked-to-market daily based upon quotations from market makers and the change, if any, is recorded as an unrealized gain or loss in the Statement of Operations. When a swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the original cost and the settlement amount of the closing transaction.

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Notes to financial statements (cont’d)

The risks of interest rate swaps include changes in market conditions that will affect the value of the contract or changes in the present value of the future cash flow streams and the possible inability of the counterparty to fulfill its obligations under the agreement. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from the counterparty over the contract’s remaining life, to the extent that amount is positive. This risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.

(f) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(g) Stripped securities. The Fund may invest in ‘‘Stripped Securities,’’ a term used collectively for components, or strips, of fixed income securities. Stripped Securities can be principal only securities (“PO”), which are debt obligations that have been stripped of unmatured interest coupons, or interest only securities (“IO”), which are unmatured interest coupons that have been stripped from debt obligations. The market value of Stripped Securities will fluctuate in response to changes in economic conditions, rates of prepayment, interest rates and the market’s perception of the securities. However, fluctuations in response to interest rates may be greater in Stripped Securities than for debt obligations of comparable maturities that pay interest currently. The amount of fluctuation may increase with a longer period of maturity.

The yield to maturity on IO’s is sensitive to the rate of principal repayments (including prepayments) on the related underlying debt obligation and principal payments may have a material effect on yield to maturity. If the underlying debt obligation experiences greater than anticipated prepayments of principal, the Fund may not fully recoup its initial investment in IO’s.

(h) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

54	Western Asset Ultra-Short Income Fund 2021 Annual Report

(i) Securities traded on a to-be-announced basis. The Fund may trade securities on a to-be-announced (“TBA”) basis. In a TBA transaction, the Fund commits to purchasing or selling securities which have not yet been issued by the issuer and for which specific information, such as the face amount, maturity date and underlying pool of investments in U.S. government agency mortgage pass-through securities, is not announced. Securities purchased on a TBA basis are not settled until they are delivered to the Fund. Beginning on the date the Fund enters into a TBA transaction, cash, U.S. government securities or other liquid high-grade debt obligations are segregated in an amount equal in value to the purchase price of the TBA security. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(j) Mortgage dollar rolls. The Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously entering into contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date.

The Fund executes its mortgage dollar rolls entirely in the TBA market, whereby the Fund makes a forward commitment to purchase a security and, instead of accepting delivery, the position is offset by a sale of the security with a simultaneous agreement to repurchase at a future date. The Fund accounts for mortgage dollar rolls as purchases and sales.

The risk of entering into mortgage dollar rolls is that the market value of the securities the Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a mortgage dollar roll files for bankruptcy or becomes insolvent, the Fund’s use of the proceeds of the mortgage dollar roll may be restricted pending a determination by the counterparty, or its trustee or receiver, whether to enforce the Fund’s obligation to repurchase the securities.

(k) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

(l) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign

Western Asset Ultra-Short Income Fund 2021 Annual Report	55

Notes to financial statements (cont’d)

currencies, may require settlement in foreign currencies or pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(m) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

56	Western Asset Ultra-Short Income Fund 2021 Annual Report

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of May 31, 2021, the Fund did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

(n) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(o) Distributions to shareholders. Distributions from net investment income of the Fund are declared each business day to shareholders of record and are paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(p) Share class accounting. Investment income, common expenses and realized/ unrealized gains (losses) on investments are allocated to the various classes of the Fund on the basis of daily net assets of each class. Fees relating to a specific class are charged directly to that share class.

(q) Compensating balance arrangements. The Fund has an arrangement with its custodian bank whereby a portion of the custodian’s fees is paid indirectly by credits earned on the Fund’s cash on deposit with the bank.

(r) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

However, due to the timing of when distributions are made by the Fund, the Fund may be subject to an excise tax of 4% of the amount by which 98% of the Fund’s annual taxable income and 98.2% of net realized gains exceed the distributions from such taxable income and realized gains for the calendar year. During the period, the Fund paid $50,010 of federal excise taxes attributable to calendar year 2019.

Western Asset Ultra-Short Income Fund 2021 Annual Report	57

Notes to financial statements (cont’d)

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of May 31, 2021, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

Under the applicable foreign tax laws, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(s) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current year, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager and Western Asset Management Company, LLC (“Western Asset”) is the Fund’s subadviser. As of July 31, 2020, LMPFA and Western Asset are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”). Prior to July 31, 2020, LMPFA and Western Asset were wholly-owned subsidiaries of Legg Mason, Inc. (“Legg Mason”). As of July 31, 2020, Legg Mason is a subsidiary of Franklin Resources.

Under the investment management agreement, the Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.30% of the Fund’s average daily net assets.

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. For its services, LMPFA pays Western Asset a fee monthly, at an annual rate equal to 70% of the net management fee it receives from the Fund.

As a result of expense limitation arrangements between the Fund and LMPFA, the ratio of total annual fund operating expenses, other than interest, brokerage, taxes, extraordinary expenses and acquired fund fees and expenses, to average net assets of Class A, Class C, Class C1, Class I and Class IS shares did not exceed 0.65%, 1.63%, 1.38%, 0.38% and 0.35%, respectively. In addition, the ratio of total annual fund operating expenses for Class IS shares did not exceed the ratio of total annual fund operating expenses for Class I shares. These expense limitation arrangements cannot be terminated prior to December 31, 2022 without the Board of Trustees’ consent. In addition, the manager has agreed to waive the Fund’s management fee to an extent sufficient to offset the net management fee payable in connection with any investment in an affiliated money market fund (the “affiliated money market fund waiver”). The affiliated money market fund waiver is not subject to the recapture provision discussed below.

During the year ended May 31, 2021, fees waived and/or expenses reimbursed amounted to $309,393, which included an affiliated money market fund waiver of $19,641.

58	Western Asset Ultra-Short Income Fund 2021 Annual Report

LMPFA is permitted to recapture amounts waived and/or reimbursed to a class within two years after the fiscal year in which LMPFA earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the expense limitation (“expense cap”) in effect at the time the fees were earned or the expenses incurred. In no case will LMPFA recapture any amount that would result, on any particular business day of the Fund, in the class’ total annual fund operating expenses exceeding the expense cap or any other lower limit then in effect.

Pursuant to these arrangements, at May 31, 2021, the Fund had remaining fee waivers and/or expense reimbursements subject to recapture by LMPFA and respective dates of expiration as follows:

	Class A	Class C	Class C1	Class I	Class IS
Expires May 31, 2023	$106,612	$956	$911	$175,952	$5,322
Total fee waivers/expense reimbursements subject to recapture	$106,612	$956	$911	$175,952	$5,322

For the year ended May 31, 2021, LMPFA did not recapture any fees.

Legg Mason Investor Services, LLC (“LMIS”) serves as the Fund’s sole and exclusive distributor. As of July 31, 2020, LMIS is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources. Prior to July 31, 2020, LMIS was a wholly-owned broker-dealer subsidiary of Legg Mason. As of July 7, 2021, LMIS is renamed Franklin Distributors, LLC.

There is a contingent deferred sales charge (“CDSC”) of 1.00% on Class C shares, which applies if redemption occurs within 12 months from purchase payment.

For the year ended May 31, 2021, there were no CDSCs paid to LMIS and its affiliates.

As of July 31, 2020, all officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust. Prior to July 31, 2020, all officers and one Trustee of the Trust were employees of Legg Mason and did not receive compensation from the Trust.

3. Investments

During the year ended May 31, 2021, the aggregate cost of purchases and proceeds from sales of investments (excluding short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$220,167,377	$112,042,429
Sales	71,512,672	59,829,279

Western Asset Ultra-Short Income Fund 2021 Annual Report	59

Notes to financial statements (cont’d)

At May 31, 2021, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost/Premiums Paid (Received)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$528,083,608	$2,942,672	$(3,144,325)	$(201,653)
Futures contracts	—	66,096	(95,381)	(29,285)
Swap contracts	23,099	123,764	(16,159)	107,605

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at May 31, 2021.

ASSET DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$66,096
Centrally cleared swap contracts[3]	123,764
Total	$189,860

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$95,381
Centrally cleared swap contracts[3]	16,159
Total	$111,540

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

[3]

Includes cumulative unrealized appreciation (depreciation) of centrally cleared swap contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

60	Western Asset Ultra-Short Income Fund 2021 Annual Report

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the year ended May 31, 2021. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Purchased options[1]	$(8,500)
Futures contracts	1,743,210
Written options	50,837
Swap contracts	(1,413,669)
Total	$371,878

[1]	Net realized gain (loss) from purchased options is reported in Net Realized Gain (Loss) From Investment transactions in unaffiliated securities in the Statement of Operations.

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(670,698)
Swap contracts	1,401,465
Total	$730,767

During the year ended May 31, 2021, the volume of derivative activity for the Fund was as follows:

Average Market Value
Purchased options†	$584
Written options†	5,590
Futures contracts (to buy)	27,684,048
Futures contracts (to sell)	75,545,598

Average Notional Balance
Interest rate swap contracts	$14,586,154

†	At May 31, 2021, there were no open positions held in this derivative.

5. Class specific expenses, waivers and/or expense reimbursements

The Fund has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan the Fund pays service and/or distribution fees with respect to its Class A, Class C and Class C1 shares calculated at the annual rate of 0.25%, 1.00% and 0.75% of the average daily net assets of each class, respectively. Service and/or distribution fees are accrued daily and paid monthly.

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Notes to financial statements (cont’d)

For the year ended May 31, 2021, class specific expenses were as follows:

	Service and/or Distribution Fees	Transfer Agent Fees
Class A	$384,324	$95,223
Class C	17,632	1,304
Class C1	4,406	2,120
Class I	—	123,585
Class IS	—	792
Total	$406,362	$223,024

For the year ended May 31, 2021, waivers and/or expense reimbursements by class were as follows:

Waivers/Expense Reimbursements
Class A	$115,542
Class C	1,076
Class C1	955
Class I	186,058
Class IS	5,762
Total	$309,393

6. Distributions to shareholders by class

	Year Ended May 31, 2021	Year Ended May 31, 2020
Net Investment Income:
Class A	$2,306,131	$2,752,893
Class C	14,763	38,716
Class C1	5,840	49,866
Class I	2,927,406	4,466,292
Class IS	146,737	174,287
Total	$5,400,877	$7,482,054

7. Shares of beneficial interest

At May 31, 2021, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. The Fund has the ability to issue multiple classes of shares. Each class of shares represents an identical interest and has the same rights, except that each class bears certain direct expenses, including those specifically related to the distribution of its shares.

62	Western Asset Ultra-Short Income Fund 2021 Annual Report

Transactions in shares of each class were as follows:

	Year Ended May 31, 2021		Year Ended May 31, 2020
	Shares	Amount	Shares	Amount
Class A
Shares sold	26,941,614	$243,576,703	11,800,758	$107,400,060
Shares issued on reinvestment	247,023	2,231,144	289,193	2,610,383
Shares repurchased	(9,086,803)	(82,085,212)	(8,310,317)	(73,959,897)
Net increase	18,101,834	$163,722,635	3,779,634	$36,050,546

Class C
Shares sold	42,912	$392,326	13,222	$118,528
Shares issued on reinvestment	1,542	14,107	4,149	37,481
Shares repurchased	(65,051)	(595,485)	(102,151)	(913,215)
Net decrease	(20,597)	$(189,052)	(84,780)	$(757,206)

Class C1
Shares sold	167	$1,495	549	$4,917
Shares issued on reinvestment	610	5,456	4,818	43,445
Shares repurchased	(57,433)	(514,339)	(475,658)	(4,308,035)
Net decrease	(56,656)	$(507,388)	(470,291)	$(4,259,673)

Class I
Shares sold	32,694,332	$294,290,226	15,893,101	$143,609,513
Shares issued on reinvestment	322,776	2,904,975	492,063	4,432,826
Shares repurchased	(17,857,057)	(160,782,920)	(20,961,790)	(185,276,778)
Net increase (decrease)	15,160,051	$136,412,281	(4,576,626)	$(37,234,439)

Class IS
Shares sold	2,110,944	$19,082,191	296,911	$2,702,035
Shares issued on reinvestment	16,242	146,719	17,915	162,092
Shares repurchased	(402,792)	(3,636,086)	(1,034,229)	(9,390,668)
Net increase (decrease)	1,724,394	$15,592,824	(719,403)	$(6,526,541)

8. Transactions with affiliated companies

As defined by the 1940 Act, an affiliated company is one in which the Fund owns 5% or more of the outstanding voting securities, or a company which is under common ownership or control with the Fund. The Fund invested in Western Asset Premier Institutional Government Reserves, Premium Shares, an affiliated registered money market fund managed by Western Asset. Benefit Street Partners is a wholly-owned subsidiary of Franklin Resources. The following companies were considered affiliated companies for all or some portion of the year ended May 31, 2021. The following transactions were effected in such companies for the year ended May 31, 2021.

Western Asset Ultra-Short Income Fund 2021 Annual Report	63

Notes to financial statements (cont’d)

	Affiliate Value at May 31, 2020

		Purchased		Sold
		Cost	Shares	Cost	Shares
Benefit Street Partners CLO VII Ltd., 2015-VIIA A1AR	$188,336	—	—	$190,775	191,162
Western Asset Premier Institutional Government Reserves, Premium Shares	13,769,024	$372,862,964	372,862,964	255,768,269	255,768,269
	$13,957,360	$372,862,964		$255,959,044

(cont’d)	Realized Gain (Loss)	Interest Income	Net Increase (Decrease) in Unrealized Appreciation (Depreciation)	Affiliate Value at May 31, 2021
Benefit Street Partners CLO VII Ltd., 2015-VIIA A1AR	—	$1,749	$2,439	—
Western Asset Premier Institutional Government Reserves, Premium Shares	—	7,896	—	$130,863,719
	—	$9,645	$2,439	$130,863,719

9. Redemption facility

Effective February 5, 2021, the Fund’s redemption facility (the “Redemption Facility”) was terminated and the Fund and certain other participating funds within the Trust, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by LMPFA or Franklin Resources, became borrowers in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 4, 2022.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility; there is no upfront fee. Under the Redemption Facility, the Fund had access to the aggregate amount of $485 million for the period November 16, 2020 to February 5, 2021 and $220 million prior to November 16, 2020, and the following terms

64	Western Asset Ultra-Short Income Fund 2021 Annual Report

were in effect: the annual commitment fee to maintain the Redemption Facility was 0.15% incurred on the unused portion of the facility and there was an annual upfront fee of 0.06% of the $485 million Redemption Facility; prior to November 16, 2020, there was no upfront fee. The aggregate commitment fees under the Global Credit Facility and Redemption Facility are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility nor the Redemption Facility during the year ended May 31, 2021.

10. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal years ended May 31, was as follows:

	2021	2020
Distributions paid from:
Ordinary income	$5,400,877	$7,482,054

As of May 31, 2021, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$114,345
Deferred capital losses*	(22,406,545)
Other book/tax temporary differences(a)	21,275
Unrealized appreciation (depreciation)(b)	(123,333)
Total distributable earnings (loss) — net	$(22,394,258)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)

Other book/tax temporary differences are attributable to the tax deferral of losses on straddles, the realization for tax purposes of unrealized gains (losses) on certain futures contracts and book/tax differences in the timing of the deductibility of various expenses.

(b)

The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales and the difference between book and tax amortization methods for premium on fixed income securities.

11. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update No. 2020-04, Reference Rate Reform (Topic 848) – Facilitation of the Effects of Reference Rate Reform on Financial Reporting (the “ASU”). The amendments in the ASU provide optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate and other interbank-offered based reference rates as of the end of 2021. The ASU is effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has reviewed the requirements and believes the adoption of this ASU will not have a material impact on the financial statements.

12. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the

Western Asset Ultra-Short Income Fund 2021 Annual Report	65

Notes to financial statements (cont’d)

global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

***

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On March 5, 2021, the ICE Benchmark Administration, the administrator of LIBOR, stated that it will cease the publication of (i) the overnight and one-, three-, six- and twelve-month USD LIBOR settings immediately following the LIBOR publication on Friday, June 30, 2023 and (ii) all other LIBOR settings, including the one-week and two-month USD LIBOR settings, immediately following the LIBOR publication on Friday, December 31, 2021. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

66	Western Asset Ultra-Short Income Fund 2021 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason Partners Income Trust and Shareholders of Western Asset Ultra-Short Income Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Ultra-Short Income Fund (one of the funds constituting Legg Mason Partners Income Trust, referred to hereafter as the “Fund”) as of May 31, 2021, the related statement of operations for the year ended May 31, 2021, the statement of changes in net assets for each of the two years in the period ended May 31, 2021, including the related notes, and the financial highlights for each of the four years in the period ended May 31, 2021 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of May 31, 2021, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended May 31, 2021 and the financial highlights for each of the four years in the period ended May 31, 2021 in conformity with accounting principles generally accepted in the United States of America.

The financial statements of the Fund as of and for the year ended May 31, 2017 and the financial highlights for the year then ended (not presented herein, other than the financial highlights) were audited by other auditors whose report dated July 17, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of May 31, 2021 by correspondence with the custodian, agent banks and brokers; when replies were not received, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

/s/PricewaterhouseCoopers LLP

Baltimore, Maryland

July 19, 2021

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Western Asset Ultra-Short Income Fund 2021 Annual Report	67

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Ultra-Short Income Fund (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is c/o Jane Trust, Legg Mason, 100 International Drive, 11th Floor, Baltimore, Maryland 21202.

Information pertaining to the Trustees and officers of the Board is set forth below. The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Robert Abeles, Jr.

Year of birth	1945
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Board Member, Great Public Schools Now (since 2018); Senior Vice President Emeritus (since 2016) and formerly, Senior Vice President, Finance and Chief Financial Officer (2009 to 2016) at University of Southern California; Board Member, Excellent Education Development (since 2012)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	None

Jane F. Dasher

Year of birth	1949

Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1999
Principal occupation(s) during the past five years	Chief Financial Officer, Long Light Capital, LLC, formerly known as Korsant Partners, LLC (a family investment company) (since 1997)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Director, Visual Kinematics, Inc. (since 2018)

Anita L. DeFrantz

Year of birth	1952
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1998
Principal occupation(s) during the past five years	President of Tubman Truth Corp. (since 2015); President Emeritus (since 2015) and formerly, President (1987 to 2015) and Director (1990 to 2015) of LA84 (formerly Amateur Athletic Foundation of Los Angeles); Member (since 1986), Member of the Executive Board (since 2013) and Vice President (since 2017) of the International Olympic Committee
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	None

68	Western Asset Ultra-Short Income Fund

Independent Trustees† (cont’d)

Susan B. Kerley

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 1992
Principal occupation(s) during the past five years	Investment Consulting Partner, Strategic Management Advisors, LLC (investment consulting) (since 1990)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Director and Trustee (since 1990) and Chairman (since 2017 and 2005 to 2012) of various series of MainStay Family of Funds (66 funds); formerly, Investment Company Institute (ICI) Board of Governors (2006 to 2014); ICI Executive Committee (2011 to 2014); Chairman of the Independent Directors Council (2012 to 2014)

Michael Larson

Year of birth	1959
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Chief Investment Officer for William H. Gates III (since 1994)[4]
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Republic Services, Inc. (since 2009); Fomento Economico Mexicano, SAB (since 2011); Ecolab Inc. (since 2012); formerly, AutoNation, Inc. (2010 to 2018)

Avedick B. Poladian

Year of birth	1951
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Director and Advisor (since 2017) and former Executive Vice President and Chief Operating Officer (2002 to 2016) of Lowe Enterprises, Inc. (privately held real estate and hospitality firm); formerly, Partner, Arthur Andersen, LLP (1974 to 2002)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Occidental Petroleum Corporation (since 2008); California Resources Corporation (since 2014); and Public Storage (since 2010)

Western Asset Ultra-Short Income Fund	69

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Independent Trustees† (cont’d)

William E.B. Siart

Year of birth	1946
Position(s) with Fund	Trustee and Chairman of the Board
Term of office[1] and length of time served[2]	Since 1997 (Chairman of the Board since 2020)
Principal occupation(s) during the past five years	Chairman of Great Public Schools Now (since 2015); Chairman of Excellent Education Development (since 2000); formerly, Trustee of The Getty Trust (since 2005 to 2017); Chairman of Walt Disney Concert Hall, Inc. (1998 to 2006)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Member of Board of United States Golf Association, Executive Committee Member (since 2017); Trustee, University of Southern California (since 1994)

Jaynie Miller Studenmund

Year of birth	1954
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2004
Principal occupation(s) during the past five years	Corporate Board Member and Advisor (since 2004); formerly, Chief Operating Officer of Overture Services, Inc. (publicly traded internet company that created search engine marketing) (2001 to 2004); President and Chief Operating Officer, PayMyBills (internet innovator in bill presentment/payment space) (1999 to 2001); Executive vice president for consumer and business banking for three national financial institutions (1984 to 1997)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Director of Pacific Premier Bancorp Inc. and Pacific Premier Bank (since 2019); Director of EXL (operations management and analytics company) (since 2018); Director of CoreLogic, Inc. (information, analytics and business services company) (since 2012); formerly, Director of Pinnacle Entertainment, Inc. (gaming and hospitality company) (2012 to 2018); Director of LifeLock, Inc. (identity theft protection company) (2015 to 2017); Director of Orbitz Worldwide, Inc. (online travel company) (2007 to 2014)

Peter J. Taylor

Year of birth	1958
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	President, ECMC Foundation (nonprofit organization) (since 2014); formerly, Executive Vice President and Chief Financial Officer for University of California system (2009 to 2014)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Director of Pacific Mutual Holding Company[5] (since 2016); Member of the Board of Trustees of California State University system (since 2015); Ralph M. Parson Foundation (since 2015), Kaiser Family Foundation (since 2012), and Edison International (since 2011)

70	Western Asset Ultra-Short Income Fund

Interested Trustee

Ronald L. Olson[6]

Year of birth	1941
Position(s) with Fund	Trustee
Term of office[1] and length of time served[2]	Since 2005
Principal occupation(s) during the past five years	Partner of Munger, Tolles & Olson LLP (law partnership) (since 1968)
Number of funds in fund complex overseen by Trustee[3]	57
Other Trusteeships held by Trustee during the past five years	Berkshire Hathaway, Inc. (since 1997)

Interested Trustee and Officer

Jane Trust, CFA[7]

Year of birth	1962
Position(s) with Fund	Trustee, President and Chief Executive Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Vice President, Fund Board Management, Franklin Templeton (since 2020); Officer and/or Trustee/Director of 145 funds associated with LMPFA or its affiliates (since 2015); President and Chief Executive Officer of LMPFA (since 2015); formerly, Senior Managing Director (2018 to 2020) and Managing Director (2016 to 2018) of Legg Mason & Co., LLC (“Legg Mason & Co.”); Senior Vice President of LMPFA (2015)
Number of funds in fund complex overseen by Trustee[3]	143
Other Trusteeships held by Trustee during the past five years	None

Additional Officers

Ted P. Becker
Franklin Templeton
620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Fund	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	Vice President, Global Compliance of Franklin Templeton (since 2020); Chief Compliance Officer of LMPFA (since 2006); Chief Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Director of Global Compliance at Legg Mason, Inc. (2006 to 2020); Managing Director of Compliance of Legg Mason & Co. (2005 to 2020)

Western Asset Ultra-Short Income Fund	71

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Susan Kerr
Franklin Templeton
620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Fund	Chief Anti-Money Laundering Compliance Officer
Term of office[1] and length of time served[2]	Since 2013
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Legg Mason Investor Services, LLC (“LMIS”); formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Jenna Bailey
Franklin Templeton
100 First Stamford Place, 5th Floor, Stamford, CT 06902
Year of birth	1978
Position(s) with Fund	Identity Theft Prevention Officer
Term of office[1] and length of time served[2]	Since 2015
Principal occupation(s) during the past five years	Senior Compliance Analyst of Franklin Templeton (since 2020); Identity Theft Prevention Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2015); formerly, Compliance Officer of Legg Mason & Co. (2013 to 2020); Assistant Vice President of Legg Mason & Co. (2011 to 2020)

Marc A. De Oliveira*
Franklin Templeton
100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1971
Position(s) with Fund	Secretary and Chief Legal Officer
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Associate General Counsel of Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director (2016 to 2020) and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

72	Western Asset Ultra-Short Income Fund

Additional Officers (cont’d)

Thomas C. Mandia
Franklin Templeton
100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2020
Principal occupation(s) during the past five years	Senior Associate General Counsel of Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LM Asset Services, LLC (“LMAS”) (since 2002) and Legg Mason Fund Asset Management, Inc. (“LMFAM”) (since 2013) (formerly registered investment advisers); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Christopher Berarducci
Franklin Templeton
620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1974
Position(s) with Fund	Treasurer and Principal Financial Officer
Term of office[1] and length of time served[2]	Since 2019
Principal occupation(s) during the past five years	Vice President, Fund Administration and Reporting, Franklin Templeton (since 2020); Treasurer (since 2010) and Principal Financial Officer (since 2019) of certain funds associated with Legg Mason & Co. or its affiliates; formerly, Managing Director (2020), Director (2015 to 2020), and Vice President (2011 to 2015) of Legg Mason & Co.

Jeanne M. Kelly
Franklin Templeton
620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1951
Position(s) with Fund	Senior Vice President
Term of office[1] and length of time served[2]	Since 2007
Principal occupation(s) during the past five years	U.S. Fund Board Team Manager, Franklin Templeton (since 2020); Senior Vice President of certain funds associated with Legg Mason & Co. or its affiliates (since 2007); Senior Vice President of LMPFA (since 2006); President and Chief Executive Officer of LMAS and LMFAM (since 2015); formerly, Managing Director of Legg Mason & Co. (2005 to 2020); Senior Vice President of LMFAM (2013 to 2015)

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

*	Effective September 15, 2020, Mr. De Oliveira became Secretary and Chief Legal Officer.

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

Western Asset Ultra-Short Income Fund	73

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]

Each board member also serves as a Director of Western Asset Investment Grade Income Fund Inc. and a Trustee of Western Asset Premier Bond Fund (closed-end investment companies), which are considered part of the same fund complex. Additionally, each board member serves as a Trustee of Western Asset Inflation-Linked Income Fund and Western Asset Inflation-Linked Opportunities & Income Fund, closed-end investment companies that are part of the same fund complex.

[4]

Mr. Larson is the chief investment officer for William H. Gates III and in that capacity oversees the investments of Mr. Gates and the investments of the Bill and Melinda Gates Foundation Trust (such combined investments are referred to as the “Accounts”). Since 1997, Western Asset has provided discretionary investment advice with respect to one or more Accounts.

[5]

Western Asset and its affiliates provide investment advisory services with respect to registered investment companies sponsored by an affiliate of Pacific Mutual Holding Company (“Pacific Holdings”). Affiliates of Pacific Holdings receive compensation from LMPFA or its affiliates for shareholder or distribution services provided with respect to registered investment companies for which Western Asset or its affiliates serve as investment adviser.

[6]	Mr. Olson is an “interested person” of the Fund, as defined in the 1940 Act, because his law firm has provided legal services to Western Asset.

[7]	Ms. Trust is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

74	Western Asset Ultra-Short Income Fund

Important tax information (unaudited)

The following information is provided with respect to the distributions paid during the taxable year ended May 31, 2021:

Record date:	Daily	Daily	Daily	Daily
Payable date:	June 2020 through October 2020	11/30/2020	12/31/2020	January 2021 through May 2021
Ordinary Income:
Qualified Dividend Income for Individuals	1.02%	2.54%	2.61%	1.19%
Dividends Qualifying for the Dividends	1.02%	2.54%	2.61%	1.19%
Received Deduction for Corporations
Interest from Federal Obligations	2.82%	2.82%	2.82%	1.92%

The law varies in each state as to whether and what percentage of dividend income attributable to Federal obligations is exempt from state income tax. We recommend that you consult with your tax adviser to determine if any portion of the dividends you received is exempt from state income taxes.

Western Asset Ultra-Short Income Fund	75

Western Asset

Ultra-Short Income Fund

Trustees

Robert Abeles, Jr.

Jane F. Dasher

Anita L. DeFrantz

Susan B. Kerley

Michael Larson

Ronald L. Olson

Avedick B. Poladian

William E.B. Siart

Chairman

Jaynie M. Studenmund

Peter J. Taylor

Jane Trust

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadviser

Western Asset Management Company, LLC

Distributor

Legg Mason Investor Services, LLC

Custodian

The Bank of New York Mellon

Transfer agent

BNY Mellon Investment Servicing (US) Inc.

4400 Computer Drive

Westborough, MA 01581

Independent registered public accounting firm

PricewaterhouseCoopers LLP

Baltimore, MD

Western Asset Ultra-Short Income Fund

The Fund is a separate investment series of Legg Mason Partners Income Trust, a Maryland statutory trust.

Western Asset Ultra-Short Income Fund

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.leggmason.com/mutualfunds and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Ultra-Short Income Fund. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.leggmason.com

© 2021 Legg Mason Investor Services, LLC

Member FINRA, SIPC

Legg Mason Funds Privacy and Security Notice

Your Privacy and the Security of Your Personal Information is Very Important to the Legg Mason Funds

This Privacy and Security Notice (the “Privacy Notice”) addresses the Legg Mason Funds’ privacy and data protection practices with respect to nonpublic personal information the Funds receive. The Legg Mason Funds include any funds sold by the Funds’ distributor, Legg Mason Investor Services, LLC, as well as Legg Mason-sponsored closed-end funds. The provisions of this Privacy Notice apply to your information both while you are a shareholder and after you are no longer invested with the Funds.

The Type of Nonpublic Personal Information the Funds Collect About You

The Funds collect and maintain nonpublic personal information about you in connection with your shareholder account. Such information may include, but is not limited to:

•	Personal information included on applications or other forms;

•	Account balances, transactions, and mutual fund holdings and positions;

•	Bank account information, legal documents, and identity verification documentation;

•	Online account access user IDs, passwords, security challenge question responses; and

•	Information received from consumer reporting agencies regarding credit history and creditworthiness (such as the amount of an individual’s total debt, payment history, etc.).

How the Funds Use Nonpublic Personal Information About You

The Funds do not sell or share your nonpublic personal information with third parties or with affiliates for their marketing purposes, or with other financial institutions or affiliates for joint marketing purposes, unless you have authorized the Funds to do so. The Funds do not disclose any nonpublic personal information about you except as may be required to perform transactions or services you have authorized or as permitted or required by law.

The Funds may disclose information about you to:

•	Employees, agents, and affiliates on a “need to know” basis to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•

Service providers, including the Funds’ affiliates, who assist the Funds as part of the ordinary course of business (such as printing, mailing services, or processing or servicing your account with us) or otherwise perform services on the Funds’ behalf, including companies that may perform statistical analysis, market research and marketing services solely for the Funds;

•

Permit access to transfer, whether in the United States or countries outside of the United States to such Funds’ employees, agents and affiliates and service providers as required to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	The Funds’ representatives such as legal counsel, accountants and auditors to enable the Funds to conduct ordinary business, or to comply with obligations to government regulators;

•	Fiduciaries or representatives acting on your behalf, such as an IRA custodian or trustee of a grantor trust.

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

Except as otherwise permitted by applicable law, companies acting on the Funds’ behalf, including those outside the United States, are contractually obligated to keep nonpublic personal information the Funds provide to them confidential and to use the information the Funds share only to provide the services the Funds ask them to perform. The Funds may disclose nonpublic personal information about you when necessary to enforce their rights or protect against fraud, or as permitted or required by applicable law, such as in connection with a law enforcement or regulatory request, subpoena, or similar legal process. In the event of a corporate action or in the event a Fund service provider changes, the Funds may be required to disclose your nonpublic personal information to third parties. While it is the Funds’ practice to obtain protections for disclosed information in these types of transactions, the Funds cannot guarantee their privacy policy will remain unchanged.

Keeping You Informed of the Funds’ Privacy and Security Practices

The Funds will notify you annually of their privacy policy as required by federal law. While the Funds reserve the right to modify this policy at any time they will notify you promptly if this privacy policy changes.

The Funds’ Security Practices

The Funds maintain appropriate physical, electronic and procedural safeguards designed to guard your nonpublic personal information. The Funds’ internal data security policies restrict access to your nonpublic personal information to authorized employees, who may use your nonpublic personal information for Fund business purposes only.

Although the Funds strive to protect your nonpublic personal information, they cannot ensure or warrant the security of any information you provide or transmit to them, and you do so at your own risk. In the event of a breach of the confidentiality or security of your nonpublic personal information, the Funds will attempt to notify you as necessary, so you can take appropriate protective steps. If you have consented to the Funds using electronic communications or electronic delivery of statements, they may notify you under such circumstances using the most current email address you have on record with them.

In order for the Funds to provide effective service to you, keeping your account information accurate is very important. If you believe that your account information is incomplete, not accurate or not current, if you have questions about the Funds’ privacy practices, or our use of your nonpublic personal information, write the Funds using the contact information on your account statements, email the Funds by clicking on the Contact Us section of the Funds’ website at www.leggmason.com, or contact the Fund at 1-877-721-1926.

Revised April 2018

Legg Mason California Consumer Privacy Act Policy

Although much of the personal information we collect is “nonpublic personal information” subject to federal law, residents of California may, in certain circumstances, have additional rights under the California Consumer Privacy Act (“CCPA”). For example, if you are a broker,

NOT PART OF THE ANNUAL REPORT

Legg Mason Funds Privacy and Security Notice (cont’d)

dealer, agent, fiduciary, or representative acting by or on behalf of, or for, the account of any other person(s) or household, or a financial advisor, or if you have otherwise provided personal information to us separate from the relationship we have with personal investors, the provisions of this Privacy Policy apply to your personal information (as defined by the CCPA).

•

In addition to the provisions of the Legg Mason Funds Security and Privacy Notice, you may have the right to know the categories and specific pieces of personal information we have collected about you.

•	You also have the right to request the deletion of the personal information collected or maintained by the Funds.

If you wish to exercise any of the rights you have in respect of your personal information, you should advise the Funds by contacting them as set forth below. The rights noted above are subject to our other legal and regulatory obligations and any exemptions under the CCPA. You may designate an authorized agent to make a rights request on your behalf, subject to the identification process described below. We do not discriminate based on requests for information related to our use of your personal information, and you have the right not to receive discriminatory treatment related to the exercise of your privacy rights.

We may request information from you in order to verify your identity or authority in making such a request. If you have appointed an authorized agent to make a request on your behalf, or you are an authorized agent making such a request (such as a power of attorney or other written permission), this process may include providing a password/passcode, a copy of government issued identification, affidavit or other applicable documentation, i.e. written permission. We may require you to verify your identity directly even when using an authorized agent, unless a power of attorney has been provided. We reserve the right to deny a request submitted by an agent if suitable and appropriate proof is not provided.

For the 12-month period prior to the date of this Privacy Policy, the Legg Mason Funds have not sold any of your personal information; nor do we have any plans to do so in the future.

Contact Information

Address: Data Privacy Officer, 100 International Dr., Baltimore, MD 21202

Email: DataProtectionOfficer@franklintempleton.com

Phone: 1-800-396-4748

Revised October 2020

NOT PART OF THE ANNUAL REPORT

www.leggmason.com

© 2021 Legg Mason Investor Services, LLC

FD2224 7/21 SR21-4195

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Robert Abeles, Jr., possess the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify an “audit committee financial experts,” and has designated Mr. Abeles, Jr. as the Audit Committee’s financial experts. Mr. Abeles, Jr. is an “independent” Trustees pursuant to paragraph (a) (2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the last two fiscal years ending May 31, 2020 and May 31, 2021 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $37,642 in May 31, 2020 and $35,845 in May 31, 2021.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in May 31, 2020 and $0 in May 31, 2021.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $0 in May 31, 2020 and $0 in May 31, 2021. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees. The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason Partners Income Trust, were $0 in May 31, 2020 and $0 in May 31, 2021

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason Partners Income Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason Partners Income Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for May 31, 2020 and May 31, 2021; Tax Fees were 100% and 100% for May 31, 2020 and May 31, 2021; and Other Fees were 100% and 100% for May 31, 2020 and May 31, 2021.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason Partners Income Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason Partners Income Trust during the reporting period were $457,301 in May 31, 2020 and $773,011 in May 31, 2021.

(h) Yes. Legg Mason Partners Income Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason Partners Income Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Robert Abeles, Jr.
Jane F. Dasher
Anita L. DeFrantz
Susan B. Kerley
Michael Larson
Ronald L. Olson

Avedick B. Poladian
William E.B. Siart
Jaynie M. Studenmund
Peter J. Taylor
Jane Trust

b) Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)   The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)   There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.
Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.
Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason Partners Income Trust

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	July 22, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Jane Trust
Jane Trust
Chief Executive Officer

Date:	July 22, 2021

By:	/s/ Christopher Berarducci
Christopher Berarducci
Principal Financial Officer

Date:	July 22, 2021